TRUSTCO BANK CORP NY
                  5 Sarnowski Drive, Glenville, New York 12302

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To Shareholders Of TrustCo Bank Corp NY:

Notice is hereby given that the Annual Meeting of Shareholders of TrustCo Bank Corp NY, a New York corporation, will be held at Glen Sanders Mansion, One Glen Avenue, Scotia, New York 12302, on May 17, 2004, at 10:00 a.m. local time, for the purpose of considering and voting upon the following matters:

1.      Election of directors.

2.      Adoption of the 2004 TrustCo Bank Corp NY Directors Stock Option Plan.

3.      Adoption of the 2004 TrustCo Bank Corp NY Stock Option Plan.

4. Adoption of an amendment to TrustCo's Amended and Restated Certificate of Incorporation to change the minimum and maximum numbers of directors.

5. Ratification of the appointment of KPMG LLP as TrustCo's independent auditors for 2004.

6. Any other business that properly may be brought before the meeting or any adjournment thereof.

                                            By Order of the Board of Directors,


                                                          Robert M. Leonard
                                                          Secretary

April 5, 2004

PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR AT THE MEETING.

                              TRUSTCO BANK CORP NY

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 17, 2004

     This proxy statement is furnished in connection with the solicitation by the board of directors of TrustCo Bank Corp NY ("TrustCo") of proxies to be voted at TrustCo's Annual Meeting of Shareholders. The Annual Meeting will be held at 10:00 a.m. local time on Monday, May 17, 2004, at Glen Sanders Mansion, One Glen Avenue, Scotia, New York 12302. This proxy statement and the form of proxy were first mailed to shareholders on or about April 5, 2004.

     The record date for the Annual Meeting is March 25, 2004. Only shareholders of record at the close of business on March 25, 2004 are entitled to notice of and to vote at the Annual Meeting. Shareholders of record on that date are entitled to one vote for each share of TrustCo common stock held by them. Each share of TrustCo's common stock has one vote, and, as of March __, 2004, there were______ shares of common stock outstanding.

     The Annual Meeting will be held if a majority of the outstanding shares of TrustCo's common stock, constituting a quorum, is represented at the meeting. If a shareholder returns a properly executed proxy card, his or her shares will be counted for purposes of determining a quorum at the meeting, even if the shareholder abstains from voting. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted.

     All shares of TrustCo's common stock represented at the Annual Meeting by properly executed, dated proxies will be voted according to the instructions indicated on the proxy card. If shareholders return a signed proxy card but fail to instruct how the shares registered in their names must be voted, the shares will be voted as recommended by TrustCo's board of directors. The board of directors recommends that shareholders vote:

   "for" each of the nominees for director,

   "for" adoption of the 2004 TrustCo Bank Corp NY Directors Stock Option Plan,

   "for" adoption of the 2004 TrustCo Bank Corp NY Stock Option Plan,

   "for" amendment of the company's Amended and Restated Certificate of Incorporation reduce the minimum and maximum number of members of the board of directors, and

   "for" ratification of the appointment of KPMG LLP as TrustCo's independent auditors.

     If any matter not described in this proxy statement is properly presented at the Annual Meeting, the persons named in the proxy card will use their judgment to determine how to vote the shares for which they have voting authority. TrustCo does not know of any other matters to be presented at the Annual Meeting.

     Any shareholder executing a proxy solicited hereby has the power to revoke it by giving written notice to the Secretary of TrustCo at any time prior to the exercise of the proxy.

     TrustCo will solicit proxies primarily by mail, although proxies also may be solicited by directors, officers, and employees of TrustCo or our wholly owned subsidiary, Trustco Bank. These persons may solicit proxies personally or by telephone, and they will receive no additional compensation for such services. TrustCo has also retained Regan & Associates, Inc. to aid in the solicitation of proxies for a solicitation fee of $4,500 plus expenses. The entire cost of this solicitation will be paid by TrustCo.




                               THE ANNUAL MEETING

     A description of the items to be considered at the Annual Meeting, as well as other information concerning TrustCo and the meeting, is set forth below.

Item 1.  Election of Directors

     The first item to be acted upon at the Annual Meeting is the election of two directors to serve on the TrustCo board of directors for terms of three years each and the election of one director to serve on the board for a term of one year. The nominees for election as directors for three-year terms expiring at TrustCo's 2007 Annual Meeting are Messrs. Robert A. McCormick and Joseph A. Lucarelli, and the nominee for election as a director for a one-year term expiring at the 2005 Annual Meeting is Anthony J. Marinello, M.D., Ph.D. Each of the nominees is an incumbent director and was approved by TrustCo's Nominating Committee on the recommendation of the Chairman of the committee.

     TrustCo's Amended and Restated Certificate of Incorporation provides that TrustCo's board of directors will consist of not less than seven nor more than twenty members, with, under TrustCo's Bylaws, the total number of directors to be fixed by resolution of the board or the shareholders. Currently, the number of directors is fixed at seven.

     TrustCo's Certificate of Incorporation and Bylaws require TrustCo's board to be divided into three classes, as nearly equal in number as possible, with one class to be elected each year for a term of three years. Directors who reach the mandatory retirement age of 75 during their term of office cease to be directors and must vacate their office.

     Currently, TrustCo's board of directors consists of six members, and there is one vacancy caused by the retirement of James H. Murphy, D.D.S. in 2003. As discussed below, the board of directors is proposing to amend TrustCo's certificate of incorporation to provide that the board must consist of not less than five nor more than fifteen members. If this amendment is approved, the number of members of the board of directors will be fixed at six, thus eliminating the vacancy.

     The terms of three directors (Messrs. Lucarelli and McCormick and Dr. Marinello) are expiring at the 2004 Annual Meeting, and, as noted above, each of these directors has been nominated for re-election. In light of the proposed amendment to the certificate of incorporation and, if the amendment is adopted, the intention of fixing the number of directors at six, compliance with the requirement that the classes of directors be as nearly equal in number as possible requires that each class consist of two directors. Accordingly, the board has decided that the director position for which Dr. Marinello is nominated should be assigned to the class of directors whose terms expire at the 2005 Annual Meeting of Shareholders, with the positions for which Messrs. Lucarelli and McCormick have been nominated being assigned to the class of directors whose terms expire at the 2007 Annual Meeting.

     The pages that follow set forth information regarding TrustCo's nominees, as well as information regarding the remaining members of TrustCo's board. Proxies will be voted in accordance with the specific instructions contained in the proxy card; properly executed proxies that do not contain voting instructions will be voted "for" the election of TrustCo's nominees. If any such nominee becomes unavailable to serve, the shares represented by all valid proxies will be voted for the election of such other person as TrustCo's board may recommend. Each of TrustCo's nominees has consented to being named in this Proxy Statement and to serve if elected. The board of directors has no reason to believe that any nominee will decline or be unable to serve if elected.

     Information with regard to the business experience of each director and the ownership of common stock on December 31, 2003 has been furnished by each director or has been obtained from TrustCo's records. TrustCo's common stock is the only class of equity security outstanding.



                  INFORMATION ON TRUSTCO DIRECTORS AND NOMINEES
                NOMINEES FOR ELECTION AS TRUSTCO DIRECTORS(1) FOR
                        THREE-YEAR TERM TO EXPIRE IN 2007

                                                        Shares of TrustCo Common Stock
                                                              Beneficially Owned
--------------------------------------------------------------------------------------------------------------------
Name and Principal Occupation(2)                                       No. of Shares (3)        Percent of Class
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

Joseph A. Lucarelli,  Age 63,  President,  Bellevue  Builders  Supply,         118,023                    *
Inc.  Director of TrustCo and Trustco Bank since 1999.

Robert A.  McCormick,  Age 67,  Chairman of TrustCo and Trustco  Bank        3,340,957                   4.42
since  2001.   President  of  TrustCo  and  Trustco  Bank  1982-2002.
President  and Chief  Executive  Officer of TrustCo and Trustco  Bank
1984-2002.  Director  of TrustCo and  Trustco  Bank since  1980.  Mr.
McCormick retired as an executive officer of TrustCo and Trustco Bank as of
November 1, 2002.


See footnotes on page 6.


                   INFORMATION ON TRUSTCO DIRECTOR AND NOMINEE
                 NOMINEE FOR ELECTION AS TRUSTCO DIRECTOR(1) FOR
                         ONE-YEAR TERM TO EXPIRE IN 2005

                                                          Shares of TrustCo Common Stock
                                                               Beneficially Owned
---------------------------------------------------------------------------------------------------------------------------
Name and Principal Occupation(2)                                       No. of Shares (3)       Percent of Class
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Anthony J. Marinello,  M.D.,  Ph.D.,  Age 48,  Physician.  Director of          58,402                   *
TrustCo and Trustco Bank since 1999.



                             OTHER TRUSTCO DIRECTORS

                                                          Shares of TrustCo Common Stock
                                                               Beneficially Owned
--------------------------------------------------------------------------------------------------------------------------
                  Name and Principal Occupation(2)                       No. of Shares (3)        Percent of Class
--------------------------------------------------------------------------------------------------------------------------

Barton A. Andreoli,  Age 64,  President,  Towne  Construction & Paving          50,219                    *
Corp.  Director of TrustCo and Trustco Bank since 1993.

William D.  Powers,  Age 62,  Partner,  Powers,  Crane & Company,  LLC          57,277                    *
(consultants);  former Chairman,  New York Republican State Committee.
Director of TrustCo and Trustco Bank since 1995.

William J. Purdy, Age 69,  President,  Welbourne & Purdy Realty,  Inc.          46,978                    *
Director of TrustCo and Trustco Bank since 1991.


See footnotes on page 6.



                    INFORMATION ON TRUSTCO EXECUTIVE OFFICERS

                                                                        Shares of TrustCo Common Stock
                                                                               Beneficially Owned
---------------------------------------------------------------------------------------------------------------------
                    Name and Principal Occupation                        No. of Shares (3)       Percent of Class
---------------------------------------------------------------------------------------------------------------------

Robert J. McCormick,  Age 40,  President and Chief Executive  Officer           706,380                  *
of TrustCo  since January  2004,  Executive  Officer of TrustCo since
2001 and President and Chief Executive  Officer of Trustco Bank since
November 2002.  Joined  Trustco Bank in 1995.  Robert J. McCormick is
the son of Robert A. McCormick.

Robert  T.  Cushing,  Age 48,  Executive  Vice  President  and  Chief
Financial Officer of TrustCo since January 2004,  President and Chief          1,126,047                1.50
Executive  Officer of TrustCo from  November  2002 to December  2003;
Executive  Officer of TrustCo  and Trustco  Bank since  1994.  Joined
Trustco Bank in 1994.

Scot R. Salvador,  Age 37, Executive Vice President and Chief Banking            99,434                  *
Officer of TrustCo and Trustco Bank since  January  2004.  Officer of
Trustco Bank since 1996.  Joined Trustco Bank in 1995.

Nancy A.  McNamara,  Age 54, Vice President of TrustCo since 1992 and        1,191,710                  1.60
Senior Vice  President  of Trustco  Bank since 1988.  Joined  Trustco
Bank in 1971. Ms. McNamara has announced her  retirement,  which will be effective May 2004.

Robert M.  Leonard,  Age 41,  Secretary  of TrustCo and Trustco  Bank           41,077                   *
since  2003.  Vice  President  of  Trustco  Bank since  2000.  Joined
Trustco Bank in 1986.


See footnotes on page 6.


TRUSTCO DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS AS A GROUP (11 INDIVIDUALS) BENEFICIALLY OWN 6,836,504 SHARES OF COMMON STOCK, WHICH REPRESENT 8.74% OF THE OUTSTANDING SHARES.

Footnotes:
(1)Directors of TrustCo Bank Corp NY are also directors of Trustco Bank.
(2)Each of the directors has held, or retired from, the same position or another executive position with the same employer during the past five years, except William D. Powers, who formed Powers, Crane & Company, LLC, in 2001 after serving as Chairman of the New York Republican State Committee for at least the previous five years.
(3)Each director and executive officer named herein has sole voting and investment power with respect to the shares listed above except as noted below. Voting or investment power is shared by the spouse or other immediate family members with respect to the number of shares indicated for the following directors or officers: Anthony J. Marinello, 2,566 shares, Robert J. McCormick, 7,656 shares and Robert M. Leonard, 8,705 shares. Voting or investment power is held by the spouse or other immediate family members with respect to the number of shares indicated for the following directors or officers, each of whom disclaims beneficial ownership of such securities: Robert T. Cushing, 269,468 shares; Anthony J. Marinello, 15,158 shares; Robert A. McCormick, 68,994 shares; Robert J. McCormick, 4,160 shares; Nancy A. McNamara, 2,493 shares; and Robert
M. Leonard, 146 shares. Voting authority for 161,904 shares owned beneficially by Robert J. McCormick is vested in Trustco Bank as trustee for a trust, the beneficiary of which is Robert J. McCormick. Included for Robert J. McCormick are 96,357 shares in trust at Trustco Bank for which Robert J. McCormick is co-trustee. Also includes 88,383 shares which are held by Trustco Bank for the benefit of Robert J. McCormick or his family. The number of shares owned by each of the directors and executive officers includes options to acquire the following number of shares: Barton A. Andreoli, 30,580 shares; Robert T. Cushing, 832,216 shares; Robert M. Leonard, 16,800 shares, Joseph A. Lucarelli, 8,040 shares; Anthony J. Marinello, 21,248 shares; Robert A. McCormick, 1,650,063 shares; Robert J. McCormick, 306,640 shares; Nancy A. McNamara, 576,671 shares; William D. Powers, 13,726 shares; William J. Purdy, 17,223 shares, and Scot R. Salvador, 84,737 shares.

* Less than 1%.


Director Fees, Committees and Attendance

     TrustCo's board held ten meetings during 2003. Each director currently receives for his services as director a fee in the amount of $6,000 for each meeting attended of the TrustCo or Trustco Bank board of directors, and $3,000 for each meeting attended of any TrustCo or Trustco Bank committee of which he is a member. In addition, under a consulting agreement with TrustCo, Robert A. McCormick received office space, access to a company car, and club membership similar to what he was receiving prior to his retirement in 2002 as president and chief executive officer of TrustCo and Trustco Bank. None of the members of TrustCo's board is an officer or employee of TrustCo or Trustco Bank, and all of the directors except for Mr. McCormick would be considered to be "independent directors" under the listing qualifications rules for companies, such as TrustCo, whose shares are traded on The Nasdaq Stock Market, Inc.

     TrustCo directors who are not also employees of TrustCo or Trustco Bank are eligible to participate in the TrustCo Bank Corp NY Directors Performance Bonus Plan, which was adopted by the TrustCo board in 1997. Under the Directors Performance Bonus Plan, nonemployee directors are eligible to be awarded "units," the value of which is based upon the appreciation in value of TrustCo's common stock between the date of the award and the occurrence of a "change in control" as defined in the Directors Performance Bonus Plan. The units so awarded vest, and payments under the Directors Performance Bonus Plan are to be made, only upon the occurrence of a change in control. Each nonemployee director has been awarded 34,981 units under the Directors Performance Bonus Plan at a base price of $5.95 per unit (except for Mr. Lucarelli, whose base price is $8.59 per unit).

     TrustCo's Nominating Committee held one meeting in 2003. The three directors who served on the Nominating Committee in 2003 were Robert A. McCormick (Chairman), Barton A. Andreoli, and Joseph A. Lucarelli. The function of the Nominating Committee was to consider and recommend to TrustCo's board of directors nominees for election to the board. Beginning in February 2004, TrustCo's full board of directors assumed the responsibilities of the Nominating Committee, which has therefore been disbanded. Please refer to the discussion under "Director Nomination Policies" below for a description of the TrustCo's policies and procedures relating to the nomination of directors.

     TrustCo maintains a standing Audit Committee, which held four meetings in 2003. The three directors currently serving on the Audit Committee are Barton A. Andreoli (Chairman), William D. Powers, and William J. Purdy. The function of the Audit Committee is to review TrustCo's and Trustco Bank's internal audit procedures and also to review the adequacy of internal accounting controls for TrustCo and Trustco Bank. In addition, the Audit Committee annually recommends the use of particular external audit firms by TrustCo and Trustco Bank in the coming year, after reviewing performance of the existing vendors and available audit resources. Please refer to the discussion under "Audit Committee" for a more detailed description of the Audit Committee's activities.

     TrustCo's Compensation Committee held two meetings in 2003. The three directors serving on the Compensation Committee were Joseph A. Lucarelli (Chairman), Anthony J. Marinello, and William D. Powers. The function of the Compensation Committee was to review general compensation practices of Trustco Bank and to recommend to the board of directors of Trustco Bank the salary and benefits for Trustco Bank's executive officers. The discussion under "Report on Executive Compensation" contains a more detailed description of the Compensation Committee's activities.

     TrustCo provides an informal process for shareholders to send communications to the board. Shareholders who wish to contact the board or any of its members may do so in writing to TrustCo Bank Corp NY, P.O. Box 1082, Schenectady, New York 12301-1082.

     Although TrustCo does not have a policy with regard to board members' attendance at the Annual Meeting of Shareholders, all of the directors are encouraged to attend such meetings, and all of our directors attended our 2003 Annual Meeting.

Director Nomination Policies

     Each of the nominees slated for election at the Annual Meeting is an incumbent director and was considered and selected by the board of directors upon the recommendation of TrustCo's Nominating Committee prior to that committee's termination. The Nominating Committee's determination and decisions with respect to the nominees were made before new Securities and Exchange Commission and Nasdaq Stock Market rules relating to the nominations process took effect. The nominees, however, were considered and approved unanimously by TrustCo's independent directors.

     The board of directors believes it is appropriate for TrustCo not to have a standing nominating committee because a high percentage (five out of six, or 83%) of TrustCo's directors are independent directors under The Nasdaq Stock Market's listing qualifications rules. Moreover, the board believes that all of its directors have significant expertise in the operations and needs of TrustCo and its board and have valuable insights to offer regarding the value that qualified directors can bring to TrustCo and whether at any given time there might be any needs that the board may have that are not being adequately served by the current board. Consequently, the board believes TrustCo and its shareholders would be best served by having all directors participate in the deliberative process of choosing nominees for directors of TrustCo.

     To provide guidance to the board in its consideration of nominees for board membership, TrustCo's board of directors has adopted a Director Nominations Policy, a copy of which is attached as Appendix A. The board believes that it is the responsibility of each member of the board to identify, and bring to the attention of the full board, persons who may be suitable for election to the board, and the board will maintain an active file of potential suitable candidates for consideration as nominees.

     As a general matter, the board believes that a candidate for board membership should have high personal and professional ethics, integrity and values; an inquiring and independent mind, practical wisdom and mature judgment; broad policy-making experience in business, government or community organizations; expertise useful to TrustCo and complementary to the background and experience of other board members; willingness to devote the time necessary to carrying out the duties and responsibilities of Board membership; commitment to serve on the board over a period of several years to develop knowledge about TrustCo, its strategy and its principal operations; and willingness to represent the best interests of all of TrustCo's constituencies.

     After a possible candidate is identified, the board will investigate and assess the qualifications, experience and skills of the candidate. The investigation process may, but need not, include one or more meetings with the candidate by a member or members of the board. From time to time, but at least once each year, the full board will meet to evaluate the needs of the board and to discuss the candidates for nomination to the board. Such candidates may be presented to the shareholders for election or appointed to fill vacancies. All nominees must be approved by a majority of the independent members of the board.

     The  board  will  consider  written  recommendations  by  shareholders  for nominees for election to the board. The persons identified in such recommendations will be evaluated under the same criteria and procedures used for other board candidates. Under TrustCo's Bylaws, the written recommendations must be delivered or mailed to the board not less than 14 and not more than 50 days prior to any meeting of shareholders called for the purpose of the election of directors, or not later than 7 days prior to the meeting if less than 21 days' notice of the meeting is provided.

TrustCo and Trustco Bank Executive Officer Compensation

     The following table sets forth, for the fiscal year ended December 31, 2003, the compensation paid to or accrued on behalf of the most highly compensated executive officers of TrustCo and Trustco Bank. The value of incidental personal benefits, which may not be directly related to job performance, has been included, where applicable, according to the Securities and Exchange Commission requirements. Each of the executive officers described in the following table (with the exception of Henry C. Collins, who resigned from TrustCo during 2003) has an employment agreement and a supplemental retirement agreement described in subsequent pages. Scot R. Salvador was elected an executive officer in January 2004, and therefore his compensation and benefits are not included in the table.




                                                Summary Compensation Table
                                                                                                        Long Term
                                                                                                       Compensation
                                                    Annual Compensation                                   Awards
                                                                                                       Securities
                                                                                      Other            Underlying       All Other
                                                                                      Annual            Options/     Compensation
                                                  Salary           Bonus           Compensation           SARs              ($)
                                   Year            ($)            ($)(1)              ($)(2)             (#)(3)
-------------------------------- ---------- ---------------- ------------------ ------------------- ------------------ ------------
Robert J. McCormick(4)
President & Chief                  2003            300,000        645,000             21,723                    --           --
Executive Officer,                 2002            300,000        645,000             26,076             150,000             --
TrustCo and Trustco                2001            236,425        170,530              5,533              52,900             --
Bank
-------------------------------- ---------- ---------------- ------------------ ------------------- ------------------ ------------
-------------------------------- ---------- ---------------- ------------------ ------------------- ------------------ ------------
Robert T. Cushing(5)
Executive Vice President,          2003            300,000        645,000             21,557                   --           --
& Chief Financial                  2002            300,000        645,000             23,424             100,000            --
Officer, TrustCo                   2001            340,000        680,000             24,966             105,800            --
and Trustco Bank
-------------------------------- ---------- ---------------- ------------------ ------------------- ------------------ ------------
-------------------------------- ---------- ---------------- ------------------ ------------------- ------------------ ------------
Nancy A. McNamara(6)
Vice President, TrustCo;           2003            300,000        645,000            27,340                    --           --
Senior Vice President,             2002            300,000        645,000            29,425              100,000            --
Trustco Bank                       2001            340,000        680,000            31,030              105,800            --
-------------------------------- ---------- ---------------- ------------------ ------------------- ------------------ ------------
-------------------------------- ---------- ---------------- ------------------ ------------------- ------------------ ------------
Henry C. Collins(7)
Former Secretary,                  2003            169,615             --             2,577                   --            --
TrustCo;                former     2002            172,000         20,640             3,246               15,000            --
Admin-istrative Vice President     2001            165,000         19,800             2,805               15,870            --
& Secretary, Trustco
Bank
-------------------------------- ---------- ---------------- ------------------ ------------------- ------------------ ------------

(1)Bonus amounts include payments to senior executive officers of TrustCo as short-term incentive compensation pursuant to the incentive program described in greater detail herein under the caption "Report on Executive Compensation."

(2)Includes amounts reimbursed by TrustCo for the payment of taxes pursuant to established benefit plans.

(3)Stock Option data has been adjusted to reflect a 15% stock split on November 13, 2001.

(4)Robert J. McCormick became President and Chief Executive Officer of Trustco Bank on November 1, 2002 and President and Chief Executive Officer of TrustCo on January 1, 2004.

(5)Mr. Cushing was President, Chief Executive Officer and Chief Financial Officer of TrustCo from November 1, 2002 until December 31, 2003 and became Executive Vice President and Chief Financial Officer of TrustCo on January 1, 2004.

(6)Ms. McNamara has announced her retirement effective May 2004.

(7)Mr. Collins resigned as of May 2003.



    Aggregated Option/SAR Exercises in Last Fiscal Year, and Fiscal Year-End
                                Option/SAR Values

     The following table sets forth with respect to each of the named executive officers information concerning exercises of stock options and stock appreciation rights during the year ended December 31, 2003, as well as the value of unexercised options and stock appreciation rights as of December 31, 2003. TrustCo did not grant any stock options or stock appreciation rights during 2003.



                                                                          Number of Securities
                                                                               Underlying
                                                                              Unexercised            Value of Unexercised
                                                                            Options/SARs at              In-the-Money
                                                                             FY-End (#)(2)             Options/SARs at
                                                                                                        FY-End ($)(3)
                                  Shares Acquired           Value             Exercisable/               Exercisable/
            Name                  On Exercise (#)      Realized($)(1)        Unexercisable              Unexercisable
------------------------------ ---------------------- ------------------ ----------------------- -----------------------------
Robert J. McCormick(4)                 265,498            $ 1,547,853       306,640/111,160        $1,196,947/190,744
Robert T. Cushing                       53,826                349,141       832,216/102,320         4,667,372/223,088
Nancy A. McNamara                      160,909                738,572       576,671/102,320         2,536,094/223,088
Henry C. Collins                        56,165                 87,056             0/0                        0/0

(1)The amounts shown reflect pre-tax gain and represent the difference between the stock option exercise price and the market value of the stock on the date of exercise.
(2)The number of exercisable options shown includes options exercisable on December 31, 2003 or within 60 days of that date.
(3)The amounts shown reflect pre-tax gain. The value of unexercised in-the-money options and SARs is based on the December 31, 2003, closing price for TrustCo common stock of $13.15.
(4)Shares acquired with respect to Mr. McCormick include shares acquired upon exercise of options previously held in a trust for his benefit.

TrustCo Retirement Plans

     Trustco Bank has a defined benefit retirement plan pursuant to which annual retirement benefits are based on years of service to a maximum of 30 years and average annual earnings of the highest five consecutive years during the final ten years of service. The defined benefit retirement plan is fully funded by Trustco Bank contributions. In addition, TrustCo has a supplemental retirement plan, which is an actuarial plan, under which additional retirement benefits are accrued for eligible executive officers. Under the supplemental retirement plan, the amount of supplemental retirement benefits is based upon annual contributions that are actuarially calculated to achieve a benefit at normal retirement that approximates the differences between (i) the total retirement benefit the participant would have received under the defined benefit retirement plan without taking into account limitations on compensation, annual benefits, and years of service; and (ii) the retirement benefit the participant is projected to receive under the defined benefit retirement plan at normal retirement. The supplemental retirement plan provides benefits based on years of service to a maximum of 40 years. The supplemental account balance of a participant on any valuation date may not exceed $7,000,000.

     The following table shows the approximate retirement benefits that would have been payable in 2003 to salaried employees, under both the defined benefit retirement plan and the supplemental retirement plan, assuming retirement of such person at age 65 and payment of benefits in the form of a life annuity. Earnings used in calculating benefits under these plans are approximately equal to cash amounts reflected as salary plus bonus in the Summary Compensation Table. These plans permit service and earnings to continue to be credited for employment after age 65. The benefits set forth in the following table are in addition to those that may be received as Social Security benefits. The years of service at normal retirement age 65 for the executive officers named in the Summary Compensation Table would be as follows: Robert J. McCormick, 33 years, Robert T. Cushing, 27 years; and Nancy A. McNamara, 43 years.


                                       Pension Plan Table
                          -----------------------------------------------------------------------------------------
                                                           Annual Benefits for Years of Service
                          -----------------------------------------------------------------------------------------
       Remuneration                         10                    20                   30                    40
-------------------------------------------------------------------------------------------------------------------
            $200,000                     $35,700                $73,000              $111,500              $151,100
             300,000                      55,700                112,000               170,500               230,100
             400,000                      75,700                151,300               229,500               309,200
             500,000                      95,700                191,300               289,200               389,200
             600,000                     115,700                231,300               349,200               469,200
             700,000                     135,700                271,300               409,200               549,200
             800,000                     155,700                311,300               469,200               629,200
             900,000                     175,700                351,300               529,200               709,200
           1,000,000                     195,700                391,300               589,200               789,200
           1,100,000                     215,700                431,300               649,200               869,200
           1,200,000                     235,700                471,300               709,200               949,200

     Generally, an employee who has attained age 55 and has ten years of service has the right to elect to immediately begin receiving adjusted retirement benefits less than those indicated in the table upon any separation from service with Trustco Bank. The Internal Revenue Code places a maximum limit on the benefits that can be provided under qualified retirement plans such as Trustco Bank's defined benefit retirement plan. For 2003, the annual Internal Revenue Code limit for a straight-life annuity benefit at normal retirement age was $160,000, which amount is actuarially reduced for participants who retire and begin receiving benefits early.

     Trustco Bank's supplemental retirement plan provides that supplemental benefits will be paid in a single lump sum to a participant who terminates employment for reasons other than retirement on or after his normal retirement date. A participant who retires on or after his normal retirement date may elect to be paid the supplemental benefits upon separation of service from Trustco Bank in one of the benefit forms provided under the defined benefit retirement plan or in a single lump sum or installments over a five-year period. Also under the supplemental retirement plan, Trustco Bank, in its discretion, may at any time elect to make a lump sum distribution of a participant's supplemental benefit. The amount of this single payment is equal to the participant's supplemental account balance under the plan.

     The supplemental retirement plan is unfunded for tax purposes. However, Trustco Bank has established an irrevocable trust to fund its obligations under these and other executive compensation plans. Trustco Bank is required to make annual contributions to the trust, although the assets of the trust remain subject to Trustco Bank's general creditors in the event of insolvency.

Employment Contracts and Termination of Employment Arrangements

     TrustCo and Trustco Bank have entered into employment agreements with Robert J. McCormick, Robert T. Cushing, Scot R. Salvador, and Nancy A. McNamara. In addition, TrustCo and Trustco Bank have continued obligations under the employment agreement with Robert A. McCormick.

          Executive Officers' Employment Agreements

     The executive officers' employment agreements provide that their annual compensation will be their annual base salary plus their executive incentive bonus as they are negotiated with TrustCo and Trustco Bank. The annual base salary may not be less than their annual base salary for the preceding calendar year (except in the initial year of the agreement), and the officers are entitled to participate fully in any disability, death benefit, retirement, executive incentive compensation, or pension plans maintained by TrustCo or Trustco Bank. However, as described in greater detail under "Report on Executive Compensation," they have ceased to be eligible to participate in the Trustco Bank Profit Sharing Plan in consideration of the potential benefits under the TrustCo Executive Officer Incentive Plan described above. In the event the employment of any executive officer is terminated within twelve months prior to or two years after a change in control, for any reason other than good cause, or retirement at the mandatory retirement age, then the officer will receive an amount equal to 2.99 times his or her then-current annual compensation, to be paid in a single lump sum within ten days of termination. Upon the announcement of a change in control, an officer may notify TrustCo and Trustco Bank of his or her intent to terminate employment as of the date of the change in control and will then receive termination benefits no later than fifteen days prior to consummation of the change in control. The officers are also entitled to the pro rata portion of their annual award under the Executive Officer Incentive Plan, payable no later than fifteen days prior to the closing date of the change in control or, if the change in control is unannounced, within ten days after the change in control. The employment agreements also provide for a gross-up payment in the event that the amounts payable to them upon their termination under the employment agreement or any other agreement are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

     Upon termination of employment due to retirement or disability, TrustCo or Trustco Bank must provide to each executive officer and his or her spouse, for the rest of their lives, the same health insurance benefits provided by TrustCo and Trustco Bank under their medical insurance plan prior to their termination. TrustCo and Trustco Bank will also provide to them for their life the same life insurance benefits provided to retirees by TrustCo and Trustco Bank under their life insurance plan.

     Each of the employment agreements defines termination to include (a) any reduction in then-current annual compensation (including executive incentive compensation), disability, death, retirement, pension, or profit sharing benefits (unless such reductions are applied to all Trustco Bank employees as part of a validly adopted plan of cost containment), or their responsibilities or duties; (b) either TrustCo's or Trustco Bank's relocation or a change in an officer's base location; (c) receipt of a nonrenewal notice pursuant to the employment agreement; or (d) the unilateral election by an officer to terminate the employment agreement. Notwithstanding the foregoing, the parties to the employment agreements have agreed that their ineligibility to participate in the Trustco Bank Profit Sharing Plan will not effect a termination of the employment agreement.

    McCormick Employment Agreement

     Although Robert A. McCormick is no longer an officer or employee of TrustCo, he would be entitled to certain payments under his employment agreement in the event a change in control of TrustCo occurs within two years of Mr. McCormick's November 1, 2002 retirement date. In such an event, Mr. McCormick would be entitled to receive an amount equal to 2.99 times his annual compensation, to be paid in a single lump sum. Mr. McCormick's agreement also provides for a gross-up payment in the event that the amounts payable to him under the agreement or any other agreement are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

     Also under Mr. McCormick's employment agreement, TrustCo and/or Trustco Bank will provide to Mr. McCormick and his wife, for the rest of Mr. McCormick's life, or the life of his spouse, the same health insurance benefits provided to Mr. McCormick and his family by TrustCo and Trustco Bank prior to his retirement. TrustCo and Trustco Bank will also provide to Mr. McCormick for his life the same life insurance benefits provided to retirees by TrustCo and Trustco Bank under their life insurance plan.

General Provisions

     In addition to termination payments under a change of control, each employment agreement provides for (under certain circumstances) (a) the payment in full of each employee's compensation due, including retirement, pension, and profit sharing plans, through the termination date, (b) the continuation of health insurance benefits for the longer of the executive's life or the life of his spouse and group life insurance benefits for the executive, (c) the cost of any legal expenses as a result of such termination, and (d) the transfer of the executive's company car (at book value) and country club membership.

Performance Bonus Plan

     Under the TrustCo Bank Corp NY Performance Bonus Plan, officers and key employees of TrustCo and its subsidiaries are eligible to be awarded units, the value of which is based upon the appreciation in value of TrustCo's common stock between the date of the award and the occurrence of a "change in control" as defined in the plan. The units so awarded vest, and payments under the plan are to be made, fifteen days prior to the closing date of an announced change in control or upon the occurrence of an unannounced change in control or upon a participant's termination of employment with TrustCo within the year prior to a change of control. A participant who terminates employment on or after age 65 and who continues to serve as a director will remain a participant in the plan. In 1997, Robert A. McCormick was awarded 1,399,205 units, and Robert T. Cushing and Nancy A. McNamara were each awarded 524,702 units, all at a stock-split adjusted base price of $5.95 per unit. Effective January 1, 2003 Robert J. McCormick was awarded 534,702 units at a base price of $10.78 per unit. Scot R. Salvador was awarded 524,702 units effective January 1, 2004 at a base price of $13.15.

Report on Executive Compensation

     The Compensation Committee of Trustco Bank was responsible in 2003 for determining the compensation of employees and officers of TrustCo and Trustco Bank, including the chief executive officer and the executive officers named in the Summary Compensation Table that appears elsewhere in this Proxy Statement. Each of TrustCo's current executive officers named in the Summary Compensation Table has an employment agreement with each of TrustCo and Trustco Bank. These employment agreements were described above.

     The Compensation Committee of the board of directors of Trustco Bank, the present members of which are Joseph A. Lucarelli (Chairman), Anthony J. Marinello, and William D. Powers (none of whom was an officer of TrustCo or Trustco Bank during 2003), furnished the following report on executive compensation to the board of directors of Trustco Bank, which has been adopted by TrustCo's board of directors for the year ended December 31, 2003.

     Under the supervision and direction of the Compensation Committee, TrustCo and Trustco Bank have developed compensation policies, plans, and programs that seek to enhance the profitability of TrustCo and Trustco Bank, and ultimately shareholder value, by aligning closely the financial interests of TrustCo's Chief Executive Officer and senior management with those of its shareholders. It continues to be the purpose and intent of the Compensation Committee to design a compensation program that reflects the standards of performance of Trustco Bank, with particular emphasis on setting goals tied to return on shareholders' equity previously defined by the board of directors of Trustco Bank.

     The function of the Compensation Committee is to review the general compensation structure for the senior executive officers of Trustco Bank (Robert
J. McCormick, Robert T. Cushing; Scot R. Salvador; and Nancy A. McNamara) and to recommend to the board of directors of Trustco Bank the salary and benefits of such senior executive officers. The components of executive compensation for the senior executive officers include salary, bonus, stock options, and cash payments under the defined benefit retirement plan, the supplemental retirement plans, and TrustCo's Executive Officer Incentive Plan. The Compensation Committee evaluates individual performance and corporate profitability to determine the level of any compensation adjustment to take effect as of January of the following year. The Compensation Committee also identifies persons within Trustco Bank eligible to participate in the two incentive plans and the supplemental retirement plan.

     The Compensation Committee met two times during the year, April, 2003, and December, 2003. It is the aim of the Compensation Committee to determine salary and benefit levels of executive compensation (including the compensation of the Chief Executive Officer) principally upon the basis of overall corporate performance, although elements of corporate performance upon which compensation decisions are made may vary from year to year in the discretion of the Compensation Committee and among executive officers. In making any such determination, the Compensation Committee will consider a number of factors including, among others, TrustCo's and Trustco Bank's return on equity, attainment of net income goals and total asset targets, overall profitability from year to year, banking experience of individual officers, scope of responsibility within the overall organization, performance, and particular contributions to TrustCo and Trustco Bank during the course of the year, and other relevant factors, including involvement in community matters that may better position the organization to serve the immediate needs of Trustco Bank's market. The Compensation Committee uses broad discretion when determining compensation levels and considers all of the above criteria. It does not assign a specific weight to any of these factors when establishing salary and benefit levels.

     The Compensation Committee may also consider compensation programs offered to executives performing similar duties for competing depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions. To assist in this evaluation, an industry group of twenty regional bank holding companies, which group is comprised of the institutions that constitute the SNL Financial LC Super Regional Bank Index, was identified by the Compensation Committee for performance and compensation comparisons. While Trustco Bank is comparatively smaller in terms of total asset size than some members of this peer group, the Compensation Committee believes that Trustco Bank compares favorably with these institutions in terms of overall corporate performance. The Compensation Committee further takes into consideration what it considers to be the unique size of TrustCo's executive group as compared to other financial institutions. Trustco Bank and TrustCo currently operate with four executive officers, whereas many institutions in this peer group have a larger pool of executive officers.



     Pursuant to the policies regarding salaries and benefits described in this report, the Compensation Committee recommended no change to the annual compensation of $300,000 for Robert J. McCormick, Robert T. Cushing, and Nancy
A. McNamara.

     It was recommended by the Compensation Committee and approved by the board that Robert J. McCormick be named President and Chief Executive Officer of TrustCo and Trustco Bank; Robert T. Cushing be named Executive Vice President and Chief Regulatory and Financial Officer of TrustCo and Trustco Bank; and Scot
R. Salvador be named Executive Vice President and Chief Banking Officer of TrustCo and Trustco Bank.

     The Compensation Committee continues to believe that Trustco Bank is better able to attract, retain, and motivate Trustco Bank's senior executive officers to achieve superior performance if a relatively large percentage of their compensation is at risk. In other words, Trustco Bank's compensation for its senior executive officers is designed with an objective of providing less total compensation when TrustCo's performance is poorer than a peer group of companies (currently, the companies comprising the SNL Financial LC Super Regional Bank Index), and providing superior total compensation when performance is superior to that of the peer group.

     In evaluating corporate performance for purposes of establishing short-term incentive compensation awards for senior executive officers under the Executive Officer Incentive Plan, the Compensation Committee evaluated TrustCo's performance as compared with TrustCo's profit plan for the year, and also evaluated financial results (generally return on equity) as compared with the index for the current year. In the opinion of the Compensation Committee, return on equity is the most significant measure of performance of TrustCo and its relative importance to shareholders. Therefore, the target pools were established to provide senior executive officers with an incentive to increase return on equity performance. The Compensation Committee then established a percentage of target pool to be paid as short-term incentive compensation under the Executive Officer Incentive Plan. The target pool payment would be made to senior executive officers based on TrustCo's return on average equity for the year. The range of target returns on average equity was from 14%, which equates to a 40% payout of base compensation, to 20% return on average equity, which equates to a 125% payout of base compensation. The incentive plan provides a 15 basis point increase in bonus payout for each 1% increase in return on average equity beyond 20%. Senior executive officers would receive no incentive compensation award for return on average equity below 14%. Return on average equity in 2003 was 26.21%

     In  consideration  of the  potential  benefits  payable under the incentive
program  described  above,   senior  executive  officers  are  not  eligible  to
participate in Trustco Bank's Profit Sharing Plan.

     The Compensation Committee's actions concerning compensation were ultimately judgments based upon the committee's ongoing assessment and understanding of TrustCo and its senior executive officers, performance of its senior executive officers, and whether or not cash payments or incentive payments would provide an appropriate award or incentive to the senior executive officers' contribution to TrustCo's past and future performance.

COMPENSATION COMMITTEE:
   Joseph A. Lucarelli, Chairman
   Anthony J. Marinello
   William D. Powers

Audit Committee

     The Audit Committee of TrustCo's board is responsible for providing independent, objective oversight of TrustCo's accounting functions, internal controls, and financial reporting process. The Audit Committee is composed of three directors, each of whom is independent under listing standards of The Nasdaq Stock Market. Additionally, each member of the Audit Committee satisfies the "financial sophistication" requirement also set forth in those listing standards. In addition, to assist in the performance of its duties, the Audit Committee retained Marvin & Co., an independent accounting firm, as a consultant to the committee.

     The Audit Committee operates under a written Charter approved by the board of directors. Each year, the Audit Committee reviews the adequacy of the Charter and recommends any changes or revisions that the committee considers necessary or appropriate. A copy of TrustCo's Audit Committee charter, as approved by TrustCo's board of directors on February 17, 2004, is attached to this Proxy Statement as Appendix B.

     The following table presents fees for professional audit services rendered by KPMG LLP ("KPMG") for the audit of TrustCo's annual consolidated financial statements for the fiscal years ended December 31, 2003, and 2002, and fees billed for other services provided by KPMG during 2003 and 2002.

                                                     2003              2002
                                                     ----              ----
         Audit fees                             $ 212,000         $ 218,300
         Audit related fees(1)                     28,000            37,500
                                                -----------      -----------
               Audit and audit related fees       240,000           255,800
         Tax fees(2)                              285,265           199,965
         All Other Fees(3)                            ---            17,500
                                              --------------      -----------
               Total fees                       $ 525,265         $ 473,265
                                                 =========         =========

(1)Audit related fees consisted of fees for audits of certain employee benefit plan financial statements and fees for an audit of Trustco Bank's collateral maintenance levels as required by the Federal Home Loan Bank of New York. In 2002, audit related fees consisted principally of fees for audits of certain employee benefit plan financial statements and due diligence services.
(2)Tax fees consisted of fees for tax consultation and tax compliance services.
(3)In 2002, all other fees consisted of fees for risk management and compliance program assistance provided in response to regulatory examination comments.

     The Audit Committee preapproves all audit and nonaudit services provided by the Company's independent accountants. As such, all of the services described above were approved by the Audit Committee.

Report of the Audit Committee

     Management is responsible for TrustCo's internal controls and financial reporting process. TrustCo's independent accountants, KPMG, are responsible for performing an independent audit of TrustCo's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. TrustCo's Internal Audit Department is responsible for monitoring compliance with internal policies and procedures. The Audit Committee's responsibility is to monitor and oversee the financial reporting and audit processes. In performing its oversight, the Audit Committee reviews the performance of KPMG and its internal auditors.

     In connection with these responsibilities, the Audit Committee met with management and KPMG to review and discuss TrustCo's December 31, 2003 consolidated financial statements. The Audit Committee also discussed with KPMG the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and received the written disclosures from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Audit Committee discussed KPMG's independence with KPMG and has considered whether the nonaudit services provided by KPMG during the fiscal year ended December 31, 2003 were compatible with maintaining KPMG's independence. The Committee has concluded that the nonaudit services provided do not impair the independence of KPMG.

     Based upon the Audit Committee's discussions with management and the independent accountants, and its review of the information described in the preceding paragraphs, the Audit Committee has recommended that the board of directors include the audited consolidated financial statements in TrustCo's Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

         AUDIT COMMITTEE:
          Barton A. Andreoli, Chairman
          William D. Powers
          William J. Purdy

Share Investment Performance

     The following graphs show changes over five-year and fifteen-year periods in the value of $100 invested in: (1) TrustCo's common stock; (2) the Standard & Poor's 500 index; and (3) an industry group of twenty other regional bank holding companies compiled by SNL Financial LC, called the Super Regional Bank Index. The fifteen-year period is presented in addition to the five-year period required by the S.E.C. because it provides additional perspective. TrustCo management believes that longer term performance is of greater importance to TrustCo shareholders. The banks comprising the Super Regional Bank Index are:
AmSouth Bancorp, BB&T Corp., Comerica Inc., Fifth Third Bancorp, First Tennessee National Corp., Huntington Bancshares Inc., KeyCorp, M&T Bank Corp., Marshall & Ilsley Corporation, National City Corp., PNC Financial Services Group, Inc., Popular Inc., Regions Financial Corp., SouthTrust Corp., SunTrust Banks, Inc., Union Planters Corp., U.S. Bancorp, Wachovia Corp., Wells Fargo & Co., and Zions Bancorp.

     The year-end pre-tax values of each investment are based on share price appreciation plus dividends paid, with cash dividends reinvested the date they were paid.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*
                  AMONG TRUSTCO BANK CORP NY, THE S&P 500 INDEX
                       AND THE SUPER REGIONAL BANKS INDEX




                                 (Graph Omitted)




                                                               Period Ending
                                    ---------------------------------------------------------------------
     Index                            12/31/98    12/31/99   12/31/00    12/31/01   12/31/02    12/31/03
     ----------------------------------------------------------------------------------------------------
     TrustCo Bank Corp NY               100.00       91.92     102.15      127.25     114.49      146.90
     S&P 500*                           100.00      121.11     110.34       97.32      75.75       97.40

     SNL Super Regional Bank Index      100.00       81.62     101.93       99.00     102.07      131.07



                 COMPARISON OF 15-YEAR CUMULATIVE TOTAL RETURN*
                  AMONG TRUSTCO BANK COPR NY, THE S&P 500 INDEX
                       AND THE SUPER REGIONAL BANKS INDEX




                                 (Graph Omitted)





                                                                              Period Ending

                               ------------------------------------------------------------------------------------------------
Index                           1988  1989  1990  1991 1992  1993  1994  1995 1996  1997  1998  1999 2000  2001   2002   2003
-------------------------------------------------------------------------------------------------------------------------------
TrustCo Bank Corp NY              100   122   116  180   235   330   340  469   548   842  1108 1019  1132  1410   1269   1628
S&P 500*                          100   131   127  166   179   196   199  274   338   451   581  704   641   566    440    566
SNL Super Regional Bank Index     100   129   105  176   226   236   223  348   482   700   755  616   769   747    771    989

*Source:  CRSP,  Center for Research in Security  Prices,  Graduate  School of Business,  The University of Chicago
2004. Used with permission.  All rights reserved.  crsp.com.

SNL Financial LC  (C) 2004

Information Regarding TrustCo Equity Compensation Plans

     The following is summary information regarding TrustCo's compensation plans under which securities are authorized for issuance.



------------------------------------------------------------------------------------------------------------------------
                                                      Equity Compensation Plan Information
------------------------------------------------------------------------------------------------------------------------
------------------------------- ---------------------------- ---------------------------- ------------------------------

                                                                                              Number of securities
                                                                                             remaining available for
                                Number of securities to be                                future issuance under equity
                                  issued upon exercise of     Weighted-average exercise        compensation plans
                                   outstanding options,         price of outstanding          (excluding securities
                                    warrants and rights         options, warrants and       reflected in column (a))
                                            (a)                        rights                          (c)
        Plan category                                                    (b)
------------------------------- ---------------------------- ---------------------------- ------------------------------
------------------------------- ---------------------------- ---------------------------- ------------------------------

Equity compensation plans                  4,402,120                    $8.74                           270,033
approved by security holders
------------------------------- ---------------------------- ---------------------------- ------------------------------
------------------------------- ---------------------------- ---------------------------- ------------------------------

Equity compensation plans not                    ---                      ---                               ---
approved by security holders
------------------------------- ---------------------------- ---------------------------- ------------------------------
------------------------------- ---------------------------- ---------------------------- ------------------------------
                                         4,402,120                      $8.74                           270,033
Total
------------------------------- ---------------------------- ---------------------------- ------------------------------


Vote Required and Recommendation

     The two nominees for election to the TrustCo board for three-year terms expiring at the 2007 Annual Meeting of Shareholders who receive the greatest number of votes will be elected to the board, as will the nominee for election to the TrustCo board for a one-year term expiring at the 2005 Annual Meeting of Shareholders who receives the greatest number of votes. Each nominee must receive the affirmative vote of a majority of the outstanding shares of TrustCo common stock in order to be elected a director.

     THE TRUSTCO BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE TRUSTCO DIRECTOR NOMINEES AS TRUSTCO DIRECTORS, WHICH IS ITEM 1 ON THE TRUSTCO PROXY CARD.

Item 2.  Adoption of 2004 TrustCo Bank Corp NY Directors Stock Option Plan

     The second item to be acted upon at the Annual Meeting is a proposal to adopt the 2004 TrustCo Bank Corp NY Directors Stock Option Plan (the "2004 Directors Stock Option Plan") which will provide for the grant of stock options with respect to an aggregate of 200,000 shares of TrustCo Common Stock. The shares of common stock to be acquired upon exercise of options may be either authorized but unissued shares or treasury shares. The TrustCo board of directors, at its meeting on February 17, 2004, approved the 2004 Directors' Stock Option Plan, conditioned upon shareholder approval of the plan at the Annual Meeting. As of March ____, the market value of the 200,000 shares of TrustCo common stock available for issuance under the 2004 Directors Stock Option Plan would have been $____________.

     The purpose of the 2004 Directors Stock Option Plan is to advance the interest of TrustCo's shareholders and TrustCo by encouraging directors to acquire a larger ownership in TrustCo. The 2004 Directors Stock Option Plan is intended to replace the TrustCo Bank Corp NY 1993 Directors Stock Option Plan (the "1993 Directors Stock Option Plan"), which was originally adopted in 1993 and expired by its terms in 2003. Options granted under the 1993 Directors Stock Option Plan prior to its expiration will continue to be exercisable.

     A copy of the 2004 Directors Stock Option Plan is attached hereto as Appendix C. The following is a brief description of the material features of the plan:

Administration

     The 2004 Directors Stock Option Plan will be administered by a committee composed of three or more members of TrustCo's board of directors appointed by the board as the board's Compensation Committee. A member of the committee will be eligible to be granted options under the 2004 Directors Stock Option Plan while a member of the committee.

     Subject to review by the board,  the committee  has exclusive  jurisdiction
(i) to determine the dates on which, or the time periods during which, an option may be exercised and (ii) to prescribe the form of the instrument evidencing any options granted under the 2004 Directors Stock Option Plan.

Participants

     Under the 2004 Directors Stock Option Plan, options to acquire 2,000 shares of TrustCo common stock will be granted once each calendar year to each person who is then a director of TrustCo. The board or committee may make discretionary grants of options in recognition of services provided by a director in his or her capacity as a director, provided such grants are exempt from Section 16(b) of the Securities Exchange Act of 1934. If, however, it is determined that TrustCo is in possession of material non-public information concerning its affairs, such grant shall be delayed until the third day on which trading occurs following the public dissemination of such information or the date of an event which renders such information immaterial. The following table summarizes the benefits available under the 2004 Directors Stock Option Plan.


         ------------------------------------------------------------------------------------------------------
                                NEW PLAN BENEFITS
              2004 TrustCo Bank Corp NY Directors Stock Option Plan
         ------------------------------------------------------------------------------------------------------
         ------------------------------------------ -------------------------------- --------------------------
                         Position                          Dollar Value ($)               Number of Units
         ------------------------------------------ -------------------------------- --------------------------
         ------------------------------------------ -------------------------------- --------------------------
         Executive  officers of TrustCo or Trustco                N/A                           ---
         Bank, as a group(1)
         ------------------------------------------ -------------------------------- --------------------------
         ------------------------------------------ -------------------------------- --------------------------
         TrustCo  directors  who are not executive
         officers of TrustCo or Trustco  Bank,  as                N/A                         200,000
         a group
         ------------------------------------------ -------------------------------- --------------------------
         ------------------------------------------ -------------------------------- --------------------------
         All   employees  who  are  not  executive
         officers of TrustCo or Trustco  Bank,  as                N/A                           ---
         a group
         ------------------------------------------ -------------------------------- --------------------------

(1)Executive officers of TrustCo or Trustco Bank are all of the persons named in the Summary Compensation Table and, commencing in 2004, Scot R. Salvador.

Stock Subject to the 2004 Directors' Stock Option Plan

     The 2004 Directors Stock Option Plan provides that the total number of shares of TrustCo common stock available for grants of stock options under the plan is 200,000 shares, which may be either authorized but unissued shares or treasury shares and which will be subject to adjustment for stock dividends, stock splits and other changes in capitalization. If any outstanding option expires or is terminated, the shares of TrustCo common stock allocable to the unexercised portion of that option may again be made subject to option under the 2004 Directors Stock Option Plan.

Option Price

     The exercise price of an option must be the fair market value of a share of TrustCo common stock on the grant date.

Option Period

     Each option granted under the 2004 Directors Stock Option Plan will terminate ten years after the option's grant date, although the committee administering the plan may impose further limitations on exercisability. The option will expire 18 months after termination of director status if such termination is due to death or is for reasons other than total and permanent disability. If termination of director status was due to total and permanent disability, the option will expire at its normal expiration date. If an option holder dies after ceasing to serve as a director but within the period during which he or she could have exercised the option, the option may be exercised by the executors or administrators of the option holder's estate or by persons who acquired the option by bequest or inheritance, within a period prescribed by the committee administering the plan. No option, however, may be exercised after its expiration date.

Modification, Extension and Renewal of Options

     The committee administering the 2004 Directors Stock Option Plan may modify, extend or renew outstanding options granted under the plan or accept the surrender of outstanding options and grant new options in substitution for the surrendered options. In this regard, the committee may grant to an option holder, if he or she is otherwise eligible and consents, a new or modified option in lieu of an outstanding option for a number of shares, at an exercise price and for a term that are greater or lesser than under the earlier option, or may do so by cancellation and regrant, amendment, substitution or otherwise, subject only to the general limitations and conditions of the 2004 Directors Stock Option Plan. No modification of an option may alter or impair any rights or obligations under any previously granted option without the consent of the option holder.

Transferability

     No option granted under the 2004 Directors Stock Option Plan may be assigned or transferred by an option holder other than by will or the laws of descent and distribution, and during the lifetime of an option holder the option may be exercised only by that option holder.

Rights as a Shareholder

     An option holder will have no rights as a shareholder of TrustCo with respect to any shares covered by his or her option until the date the stock certificate is issued evidencing ownership of the shares.

Method of Exercise

     A person electing to exercise an option must give written notice to TrustCo of such election and of the number of shares he or she has elected to purchase and must tender the full purchase price of the shares he or she has elected to purchase. The purchase price may be paid in cash or, with the approval of the committee, through the tender of previously acquired shares of TrustCo common stock or via the simultaneous exercise of stock options and sale of the stock acquired upon that exercise. No manner of exercise will be permitted, however, if TrustCo concludes that the exercise would reasonably be expected to violate the Sarbanes-Oxley Act.

Changes in Capitalization

     If TrustCo's common stock is changed into or exchanged for a different number or kind of shares of stock or other securities of TrustCo or of another corporation (due to a merger or consolidation, recapitalization, stock dividend or stock split or otherwise) or if the number of shares of TrustCo stock is increased through the payment of a stock dividend, there will be a corresponding adjustment to the number of shares subject to the 2004 Directors Stock Option Plan, the annual award amount, the number of shares subject to any outstanding option and the exercise price of any outstanding stock option.

     If TrustCo is a party to a merger or consolidation in which it is not the surviving corporation, or if TrustCo dissolves or liquidates, each outstanding option will terminate, except to the extent that another corporation assumes the option or substitutes its own option. In either event, the board or the committee administering the plan may accelerate the time within which the option may be exercised.

Amendment and Termination

     The board may terminate, amend, modify or suspend the 2004 Directors Stock Option Plan at any time, although shareholder approval is required for any amendment or modification that would (i) increase the maximum number of shares for which options may be granted; (ii) alter the method by which the option price is determined; (iii) extend any option for a period longer than 10 years after the option's grant date; (iv) materially modify the eligibility requirements for participation in the plan; or (v) amend more than once every six months provisions of the plan addressing matters such as the number of options granted annually and their price and exercisability. Further, no amendment, modification, suspension or termination of the 2004 Directors Stock Option Plan may affect previously granted options without the consent of the option holder.

Listing and Registration of Shares

     No option granted under the 2004 Directors Stock Option Plan may be exercised if TrustCo's board or the committee administering the plan determines that the listing, registration or qualification of the shares of TrustCo common stock subject to such option is necessary or desirable, unless the listing, registration or qualification has been effected or obtained free of any conditions not acceptable to the board. If a registration statement under the Securities Act of 1933 with respect to the shares issuable upon exercise of any option granted under the 2004 Directors Stock Option Plan is not in effect at the time of exercise, the person exercising the option must give the committee a written statement that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. TrustCo may place upon any stock certificate for shares issuable upon exercise of the option a legend to prevent disposition of the shares in violation of the Securities Act of 1933 or other applicable law.

Federal Income Tax Consequences of the Plan

     The options issued under the 2004 Directors Stock Option Plan will be non-qualified stock options for purposes of the Internal Revenue Code of 1986. Upon exercise of a non-qualified stock option, an option holder will realize income in the year of exercise equal to the difference between the exercise price and the value of the shares acquired, and TrustCo may deduct an amount equal to the income recognized by the participant.

Vote Required and Recommendation

     The affirmative vote of a majority of all of TrustCo's issued and outstanding shares of common stock is required to approve the 2004 Directors Stock Option Plan. Abstentions on properly executed proxy cards and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote "against" this proposal. Dissenters rights are not available to shareholders who object to the proposal.

     The TrustCo board believes the 2004 Directors Stock Option Plan will be in the best interests of the TrustCo shareholders.

     THE TRUSTCO BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL, WHICH IS ITEM 2 ON THE TRUSTCO PROXY CARD.

Item 3.  Adoption of 2004 TrustCo Bank Corp NY Stock Option Plan

     The third item to be acted upon at the Annual Meeting is a proposal to adopt the 2004 TrustCo Bank Corp NY Stock Option Plan (the "2004 Stock Option Plan"), which will provide for the grant of stock options, or stock appreciation rights, with respect to an aggregate of 2,000,000 shares of TrustCo common stock. The shares of common stock to be acquired upon the exercise of options may be either authorized but unissued shares or treasury shares. The TrustCo board of directors, at its meeting on February 17, 2004, approved the 2004 Stock Option Plan contingent upon shareholder approval of the plan at the Annual Meeting. As of March ____, the market value of the 2,000,000 shares of TrustCo common stock available for issuance under the 2004 Stock Option Plan would have been $____________.

     The purpose of the 2004 Stock Option Plan is to assist TrustCo in obtaining and maintaining its executive force at the most efficient level. The 2004 Stock Option Plan is intended to replace the Amended and Restated 1995 TrustCo Bank Corp NY Stock Option Plan (the "1995 Stock Option Plan"), which will expire by its terms in 2005. Options granted under the 1995 Stock Option Plan prior to its expiration will continue to be exercisable even after the expiration of the plan. As of February 28, 2004, there were 270,033 shares for which grants of options under the 1995 Stock Option Plan have not been made.

     A copy of the 2004 Stock Option Plan is attached hereto as Appendix D. The following is a brief description of the material features of the plan:

Administration

     The 2004 Stock Option Plan will be administered by a committee, which will be appointed from time to time by TrustCo's board and will be composed of three or more members of the TrustCo board who were not eligible to receive options under the 2004 Stock Option Plan within the year immediately preceding their appointment to the committee. The board anticipates that the Compensation Committee will be charged with administration of the 2004 Stock Option Plan. The committee will select the employees eligible to receive stock options and stock appreciation rights pursuant to the 2004 Stock Option Plan, grant the stock options and stock appreciation rights, determine when the stock options and stock appreciation rights will be granted, the number of shares of TrustCo common stock to be granted to any individual, the option price and term of each stock option and all of the other terms and conditions of each stock option and stock appreciation right granted.

     The terms and conditions of stock options and stock appreciation rights granted under the 2004 Stock Option Plan will be reflected in individual option agreements that may not be changed after execution except to the extent that the agreement may by its terms be so amended. The committee also will be authorized to determine, for purposes of the 2004 Stock Option Plan, the duration and purpose of any leave of absence that may be granted to an eligible employee without constituting a termination of employment and whether TrustCo common stock previously acquired by a participant may be used in payment of an option price or whether TrustCo will permit payment of such option price via the simultaneous exercise of stock options and sale of the TrustCo common stock acquired pursuant thereto. No committee member or other member of the TrustCo board may participate in a decision to award any stock option or stock appreciation right under the 2004 Stock Option Plan to himself or herself. The committee will have the full authority to interpret and regulate the 2004 Stock Option Plan and to establish, amend and rescind rules and regulations relating to the operation of the 2004 Stock Option Plan. All determinations by the committee will be conclusive. TrustCo's board, however, will retain the right to terminate any and all powers delegated to the committee by written resolution, in which event all powers of the committee will revert to the board.

Participants

     Stock options and stock appreciation rights may be granted to any person who, at the time of the grant, is a full-time, salaried executive or other key managerial employee of TrustCo or a participating subsidiary. The individuals and number of persons who may be selected to participate in the 2004 Stock Option Plan in the future is at the discretion of the committee administering the plan and therefore are not determinable at this time. Likewise, the number of stock options and stock appreciation rights that will be granted, or that would have been granted during the last completed fiscal year if the 2004 Stock Option Plan had been in effect, to eligible employees pursuant to the 2004 Stock Option Plan are not determinable at this time. The board anticipates, however, that grants of options or stock appreciation rights under the 2004 Stock Option Plan will generally be made in a manner consistent with TrustCo's practices, policies and procedures under the 1995 Stock Option Plan. Information concerning awards under the 1995 Stock Option Plan is contained above under the heading "TrustCo and Trustco Bank Executive Officer Compensation."

Stock Subject to the 2004 Stock Option Plan

     The 2004 Stock Option Plan provides that the total number of shares of TrustCo common stock available for grants of stock options under the plan is 2,000,000 shares, which may be either authorized but unissued shares or treasury shares and will be subject to adjustment for stock dividends, stock splits and other changes in capitalization. The maximum aggregate number of shares of common stock with respect to which stock options may be granted in any one fiscal year to any one employee is 500,000. Further, the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year under the 2004 Stock Option Plan or any other plan maintained by TrustCo that provides for the grant of incentive stock options may not exceed $100,000. To the extent this limit is ever exceeded, the options will be treated as nonqualified stock options. For purposes of this limit, the fair market value of the shares of common sock will be determined as of the time the options are granted.

Option Price

     The exercise price for shares purchased upon exercise of a stock option may not be less than the fair market value of TrustCo common stock on the date the option was granted. The option price may not be less than 110 percent of fair market value on the date the option was granted for any incentive stock option granted to an employee who (at the time of the grant) owns more than 10 percent of TrustCo's common stock.

Option Period

     Options may be exercised at such times and for such number of shares as the committee administering the 2004 Stock Option Plan may determine, although the period during which an option may be exercised may not exceed 10 years from the date of grant of such option (or 5 years from the date of a grant of an incentive stock option to an employee who owns more than 10 percent of TrustCo's common stock). Any stock options or stock appreciation rights granted under the 2004 Stock Option Plan will accelerate and become exercisable immediately upon a change in control of TrustCo. The plan defines a change in control as occurring when:

     o any individual, entity or group becomes the beneficial owner of securities of TrustCo or Trustco Bank possessing 20% or more of the voting power for the election of directors;

     o TrustCo or Trustco Bank is a party to a consolidation, merger or other business combination after which holders of their voting securities immediately prior to the transaction own, as a group, voting securities having 60% or less of the total voting power in an election of directors;

     o during any period of two consecutive years, the members of the board of directors of TrustCo or Trustco Bank cease to constitute at least a majority of TrustCo or Trustco Bank unless the election, or nomination for election, of each new director of either TrustCo or Trustco Bank was approved by a vote of at least two-thirds of the directors of TrustCo or Trustco Bank at the beginning of any such period;

     o all or any of the incumbent directors of TrustCo or Trustco Bank are removed (other than for cause) by the stockholders;

     o TrustCo or Trustco Bank is a party to any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of either company to a party that is not controlled by or under common control with TrustCo or Trustco Bank; or

     o an announcement is made of any of the events described immediately above, including but not limited to a press release, public statement or filing with federal or state regulators.

     Upon the exercise of a stock option during the 30-day period prior to a change in control of TrustCo, the participant exercising the option may, in lieu of receiving stock, elect to receive an amount in cash equal to the excess of the aggregate value of the shares of stock covered by the option over the aggregate exercise price of such option. In addition, if the end of the 30-day period is within six months of the date of a grant of an option held by a participant who is an officer of TrustCo who must file reports on his or her transactions in TrustCo common stock, such option will be canceled in exchange for a cash payment to the optionee equal to the aggregate spread on the day that is six months and one day after the date of the grant of such option. If a payment is made to a participant as the result of an announcement constituting a change in control and the transaction described in that announcement is not consummated, the payment must promptly be returned to TrustCo.

Termination of Employment

     Upon termination of a participant's employment for any reason other than death, disability or retirement, any stock option granted to that participant will terminate three months after the date his or her employment terminates whether or not any portion of the option was exercisable. If a participant's employment terminates by his or her death, disability or retirement, the exercise of each stock option will accelerate and the option will become exercisable in full upon such termination. If the termination was the result of disability or retirement, any stock option granted to the participant will expire on the date the option would otherwise expire. In the case of death, any option will terminate on a date prescribed by the committee administering the 2004 Stock Option Plan. No option, however, may be exercised after the applicable 10 year or 5 year exercise period noted above. Finally, notwithstanding the foregoing, the committee administering the 2004 Stock Option Plan may, in its discretion, further limit the period during which all or any portion of an option may be exercised and may also accelerate the option's exercisability.

Transferability

     Stock options and any related stock appreciation rights issued under the 2004 Stock Option Plan generally are not transferable by a participant except by will or by the laws of descent and distribution and may be exercised only by the participant. The committee administering the plan may, however, grant nonqualified stock options that are transferable by a participant to (i) revocable trusts for the benefit of his or her immediate family members (if the trusts qualify as grantor trusts for federal income tax purposes, (ii) by gift to immediate family members, and (iii) to partnerships whose only partners are immediate family members. The committee may also amend outstanding nonqualified stock options to provide for such transferability. The transferee of a transferable nonqualified stock option is subject to all of the conditions applicable to the option prior to its transfer.

Rights as a Shareholder

     Participants in the 2004 Stock Option Plan will not have any rights of a TrustCo shareholder with respect to any shares subject to option until the options are exercised and certificates for the shares of TrustCo common stock have been issued to the participant.

Method of Exercise

     The manner in which stock options and stock appreciation rights may be exercised will be set forth in the option agreements. The option price for a stock option may be paid in cash or certain cash equivalents. Also, if the committee administering the 2004 Stock Option Plan permits, options may be exercised in whole or in part by an exchange of TrustCo common stock previously acquired by the participant or via the simultaneous exercise of a stock option and the sale of the TrustCo common stock acquired upon that exercise. No manner of exercise will be permitted, however, if TrustCo concludes that the exercise would reasonably be expected to violate the Sarbanes-Oxley Act. If the participant acquired the shares of TrustCo Common Stock to be exchanged by an exercise of an incentive stock option, the participant must have held that stock for more than two years after the date the previous option was granted and for more than one year after the date the previous option was exercised.

Changes in Capitalization

     If there is any change in the shares of TrustCo common stock by reason of stock dividends, stock splits or other changes in capitalization, there will be a corresponding adjustment to the number of shares subject to the 2004 Stock Option Plan, the number of shares subject to any outstanding option or stock appreciation right and the exercise price of any outstanding option or stock appreciation right.

Amendment and Termination

     The 2004 Stock Option Plan may be amended, suspended, terminated or reinstated at any time by TrustCo's board of directors. The plan may not, however, be modified without the approval of the TrustCo shareholders if the proposed modification would (i) increase the maximum number of shares subject to the grant of options (except for adjustments due to changes in capitalization),
(ii) extend the maximum  period  during which a stock  option may be  exercised,
(iii) extend the maximum period during which incentive stock options may be granted or (iv) change the class of employees eligible to participate in the plan.

Federal Income Tax Consequences of the Plan

     Upon exercise of a non-qualified stock option, a participant in the 2004 Stock Option Plan will realize income in the year of exercise equal to the difference between the exercise price and the value of the shares acquired, and TrustCo may deduct an amount equal to the income recognized by the participant. TrustCo will not receive a tax deduction at the time of a grant or exercise of an incentive stock option, and no income is recognized by a participant when an incentive stock option is granted or exercised. When an incentive stock option is exercised, the difference between fair market value at the date of exercise and the exercise price will be an item of adjustment for purposes of calculating the participant's alternative minimum tax for the year of exercise.

     If the shares of TrustCo common stock acquired upon exercise of an incentive stock option are disposed of after the later of two years from the date of option grant or one year after the transfer of the shares to the participant (the "holding period") any gain or loss upon disposition of the shares will be treated for federal income tax purposes as long-term capital gain or loss, as the case may be. A disposition includes a sale, exchange, gift or other transfer of legal title. In general, a participant's basis in the shares of TrustCo common stock received upon exercise of an incentive option will be the exercise price paid by him or her for the shares. If the option shares are disposed before the expiration of the holding period, all or part of any gain will be characterized as ordinary income depending upon the relative amount of the sale price of the shares as compared with the exercise price of the shares. The amount of ordinary income realized by an employee in a sale or exchange for which a loss would be recognized is limited to the excess of the amount realized on the sale or exchange over the stock's adjusted basis.

     Ordinary income received on account of a disposition of shares within the holding period will be taxable as additional compensation, and TrustCo may treat that income as a deductible expense for federal income tax purposes.

Vote Required and Recommendation

     The affirmative vote of a majority of all of TrustCo's issued and outstanding shares of common stock is required to approve the 2004 Stock Option Plan. Abstentions on properly executed proxy cards and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote "against" this proposal. Dissenters rights are not available to shareholders who object to the proposal.

     The TrustCo board believes the 2004 Stock Option Plan will be in the best interests of the TrustCo shareholders.

     THE TRUSTCO BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL, WHICH IS ITEM 3 ON THE TRUSTCO PROXY CARD.

Item 4. Amendment of TrustCo's Amended and Restated Certificate of Incorporation to Change the Minimum and Maximum Number of Directors.

     TrustCo's board of directors has unanimously approved, and recommends that the shareholders adopt, an amendment to Article VI of TrustCo's Amended and Restated Certificate of Incorporation to provide that the board will consist of not less than five nor more than fifteen directors. This proposal will make the minimum and maximum number of directors consistent between TrustCo and Trustco Bank and conforms to the requirements for federally chartered savings banks, such as Trustco Bank, of the companies' primary banking regulator, the Office of Thrift Supervision. The certificate of incorporation presently provides that TrustCo's board must consist of not less than seven nor more than twenty members divided into three classes, as nearly equal in number as possible. Currently, the size of TrustCo's board is fixed at seven; the number of directors currently serving on the TrustCo board is six, with one vacancy.

Reasons for and Effect of the Certificate Amendment

     The TrustCo board believes that the change in the minimum and maximum numbers of directors is in the best interests of TrustCo and its shareholders.

     The purpose of this amendment is to make the provisions of TrustCo's certificate of incorporation regarding the size of the board of directors consistent with the comparable provisions of the charter of Trustco Bank, TrustCo's primary subsidiary. (Trustco Bank's charter provides for the bank to have not less than five nor more than fifteen directors unless the Office of Thrift Supervision, approves a lesser or greater number. OTS regulations provide that the number of directors of federally chartered savings banks, such as Trustco Bank, must be not fewer than five nor more than fifteen, unless a higher or lower number is authorized by the OTS.) New York law requires that TrustCo's board of directors must consist of at least one member.

     The proposed amendment will authorize TrustCo's board of directors to reduce the size of the board while continuing to provide the board with the flexibility to add additional directors as appropriate in circumstances that may arise in the future. Currently, the number of TrustCo's directors is fixed by board resolution at seven (the minimum number authorized under TrustCo's certificate of incorporation as currently in effect), and there are six members of the TrustCo board, with one vacancy. The board has adopted a resolution providing that, if the proposed amendment is approved by shareholders and becomes effective, the number of directors constituting TrustCo's board will be set at six and the vacancy eliminated.

     The board of directors believes that the current size of the board facilitates communications among directors and increase the efficiency of the board. Further, the board believes that its membership, as currently comprised, is capable of effectively and cohesively carrying out the board's decision-making and oversight functions. The board has no plans at this time to add new directors or to further reduce its size, and the board is not aware of the intent of any current member of the board to resign or retire. If the size of the TrustCo Board were to be increased, the directors then in office would have the authority to fill the vacancies created by the increase; the newly appointed directors would hold office until the next Annual Meeting of Shareholders.

     The full text of Article VI of the Certificate of Incorporation, as currently in effect and as proposed to be amended, is set forth in Appendix E to this Proxy Statement. The preceding description of the Certificate Amendment is qualified in its entirety by reference to Appendix E.

Vote Required and Recommendation

     The proposed amendment will be adopted if approved by the affirmative vote of the holders of at least two-thirds of the TrustCo's outstanding common stock. Abstentions on properly executed proxy cards and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote "against" this proposal. Dissenters rights are not available to shareholders who object to the proposal.

     THE TRUSTCO BOARD RECOMMENDS THAT TRUSTCO SHAREHOLDERS VOTE FOR THIS PROPOSAL, WHICH IS ITEM 4 ON THE TRUSTCO PROXY CARD.

Item 5.  Ratification of the Appointment of Independent Auditors

     KPMG LLP was the independent auditor for TrustCo for the year ended December 31, 2003, and the board of directors has again selected and appointed them as the independent auditor for the year ending December 31, 2004. A resolution will be presented at the Annual Meeting to ratify their appointment as independent auditors. The independent auditors will report on the consolidated financial statements of TrustCo for the current calendar year and will perform such other nonaudit services as may be required of them. Representatives of KPMG LLP are expected to be present at the Annual Meeting to make a statement if they so desire and are also expected to be available to respond to appropriate questions that may be raised.

     During the year ended December 31, 2003, KPMG LLP provided various audit and nonaudit professional services to TrustCo. Audit services so provided included examination of the consolidated financial statements of TrustCo, review, assistance, and consultation in connection with the filing of the Form 10-K Annual Report with the S.E.C., and assistance with accounting and financial reporting requirements. Nonaudit services so provided included the preparation and planning of corporate tax returns, audits of benefit plans and compensation issues, and assistance in relation to potential business acquisitions. Please refer to the report of TrustCo's Audit Committee, provided above, for additional information about the services provided by KPMG LLP.

Vote Required and Recommendation

     The affirmative vote of a majority of all of TrustCo's issued and outstanding shares of common stock is required to ratify the appointment of KPMG LLP as TrustCo's independent auditors for the year ending December 31, 2004. Abstentions on properly executed proxy cards and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote "against" this proposal. Dissenters rights are not available to shareholders who object to the proposal.

     THE TRUSTCO BOARD RECOMMENDS THAT TRUSTCO SHAREHOLDERS VOTE FOR THIS PROPOSAL, WHICH IS ITEM 5 ON THE TRUSTCO PROXY CARD. Other Matters

     TrustCo's board of directors is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

S.E.C. FORM 10-K:

          TrustCo will provide without charge a copy of its annual report on Form 10-K upon written request. Requests and related inquiries should be directed to: Robert M. Leonard, Secretary, TrustCo Bank Corp NY, P.O. Box 1082, Schenectady, New York 12301-1082.

CODE OF CONDUCT:

     TrustCo will provide without charge a copy of its Code of Conduct upon written request. Requests and related inquiries should be directed to: Cheri J. Parvis, Vice President-Personnel, TrustCo Bank Corp NY, P.O. Box 1082, Schenectady, New York 12301-1082.

Ownership of TrustCo Common Stock by Certain Beneficial Owners

     TrustCo is not aware of any person who, as of the date hereof, is the beneficial owner of more than 5% of its common stock.

     At March 1, 2004, the Trust Department of Trustco Bank held __________shares of TrustCo common stock as executor, trustee, and agent (____% of outstanding shares) not otherwise reported in this Proxy Statement. Neither TrustCo nor Trustco Bank has any beneficial interest in these shares.

Transactions with TrustCo and Trustco Bank Directors, Executive Officers and Associates

     Some of the directors and executive officers of TrustCo and Trustco Bank, and some of the corporations and firms with which these individuals are associated, are also customers of Trustco Bank in the ordinary course of business, or are indebted to Trustco Bank in respect to loans of $60,000 or more, and it is anticipated that they will continue to be customers of and indebted to Trustco Bank in the future. All such loans, however, were made in the ordinary course of business, do not involve more than normal risk of collectibility, do not present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Trustco Bank transactions with unaffiliated persons. As of March 1, 2004, the total amount of such loans represented _____% of shareholders' equity of TrustCo.

Insurance for Indemnification of Officers and Directors

     TrustCo renewed insurance for the indemnification of its executive officers and directors and executive officers and directors of Trustco Bank from Gulf Insurance Group effective for the one-year period from October 10, 2003 to October 10, 2004. The cost of this insurance was $177,000, and coverage is provided to all executive officers and directors of TrustCo and Trustco Bank. TrustCo's board of directors has no knowledge of any claims made or sum paid pursuant to such insurance policy during 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires TrustCo's directors and executive officers, and persons who own more than 10% of a registered class of TrustCo's equity securities to file initial reports of ownership and reports of changes of ownership in TrustCo's common stock and other equity securities with the S.E.C. and to furnish TrustCo with copies of all Section 16(a) reports they file.

     Based solely on a review of the copies of such reports furnished to TrustCo, and written representations that no other reports were required during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements have been met.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals to be considered for inclusion in a proxy statement in connection with any forthcoming annual meeting of shareholders of TrustCo must be submitted to TrustCo on a timely basis. Proposals for inclusion in TrustCo's proxy statement and form of proxy for the annual meeting of shareholders expected to be held in May of 2005 must meet the requirements established by the Securities and Exchange Commission for shareholder proposals and must be received by TrustCo at its principal executive offices no later than December 6, 2004. Proposals intended to be considered at the 2005 annual meeting but that are not to be included in TrustCo's proxy statement must be received at TrustCo's principal executive offices not later than February 19, 2005. Any such proposals, together with any supporting statements, should be directed to the Secretary of TrustCo.

                              TRUSTCO SHAREHOLDERS

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING TRUSTCO PROXY CARD IN THE ENVELOPE
PROVIDED. IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND ARE A SHAREHOLDER OF RECORD, PLEASE MARK THE PROXY CARD APPROPRIATELY AND RETURN IT. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, PLEASE ADVISE THE SHAREHOLDER OF RECORD (YOUR BANK, BROKER, ETC.) THAT YOU WISH TO ATTEND. THAT FIRM MUST PROVIDE YOU WITH EVIDENCE OF YOUR OWNERSHIP, WHICH WILL ENABLE YOU TO GAIN ADMITTANCE TO THE ANNUAL MEETING.

                                   APPENDIX A

                           DIRECTOR NOMINATIONS POLICY

                              TRUSTCO BANK CORP NY

                      AS APPROVED BY THE BOARD OF DIRECTORS
                              ON FEBRUARY 17, 2004

I.       GENERAL

     This Policy provides guidance for the members of the Board of Directors of TrustCo Bank Corp NY (the "Company") with respect to:

  .  identifying director and committee member candidates, and

  . nominating candidates for election to the Board and appointment to committee membership.

     The Board of Directors believes it is appropriate for the Company not to have a standing nominating committee because a high percentage of the Company's directors are independent under the standards of the National Association of Securities Dealers, Inc. for companies whose shares are traded on The Nasdaq Stock Market, Inc. Moreover, the Board believes that all of the directors have significant expertise in the operations and needs of the Company and its Board of Directors, and have valuable insights to offer regarding the value that qualified directors can bring to the Company and whether at any given time there might be any needs the Board of Directors may have that are not being adequately served by this current Board of Directors. Consequently, the Board believes the Company and its stockholders would be best served by having all directors participate in the deliberative process of choosing nominees for director of the Company.

II.      NOMINATIONS POLICY

A.       Policy Review.
----------------------

o From time to time, but at least once each year, the full Board will review and reassess the adequacy of this policy and recommend proposed changes.

o The Board will publicly disclose this policy and any such amendments at the times and in the manner required by the Securities and Exchange Commission ("SEC") and/or any other regulatory body having authority over the Company, and in all events post such policy and amendments in accordance with applicable law.

B.       Board Membership.
-------------------------

o It is the responsibility of each member of the Board to identify, and bring to the attention of the full Board, persons who may be suitable for election to the Board.

                                       Appendix A-1

o The Board will maintain an active file of potential suitable candidates for consideration as nominees to the Board.

o                 Candidates for board membership generally should have:

-        high personal and professional ethics, integrity and values;

- an inquiring and independent mind, practical wisdom and mature judgment;

- broad policy-making experience in business, government or community organizations;

- expertise useful to the Company and complementary to the background and experience of other Board members;


- willingness to devote the time necessary to carrying out the duties and responsibilities of Board membership;


- commitment to serve on the Board over a period of several years to develop knowledge about the Company, its strategy and its principal operations; and


- willingness to represent the best interests of all of the Company's constituencies.

         This list is not intended to be an exclusive list of nominee criteria, and Board members will use their best judgment in identifying potential Board candidates.

o After a possible candidate is identified, the Board will investigate and assess the qualifications, experience and skills of the candidate. The investigation process may, but need not, include one or more meetings with the candidate by a member or members of the Board.

o From time to time, but at least once each year, the full Board will meet to evaluate the needs of the Board and to discuss the candidates for nomination to the board. Such candidates may be presented to the shareholders for election or appointed to fill vacancies.

o All nominees must be approved by a majority of the members of the Board who are independent as defined in the listing standards for The Nasdaq Stock Market.

C.       Shareholder Nominations

o The Board will consider under this Policy written recommendations by shareholders for nominees for election to the Board.

o Such written recommendations must be delivered or mailed to the Board not less than 14 and not more than 50 days prior to any meeting of shareholders called for the purpose of the election of directors, or not later than 7 days prior to the meeting if less than 21 days' notice of the meeting is provided.

                                       Appendix A-2

D.       Committees and Committee Structure

o From time to time, but at least once each year, the full Board will meet to evaluate the Board's committee structure and functions and the needs of the Board's committees.

o At least once each year, the Board will consider and vote upon committee memberships for the next year, and the Board may reassign committee responsibilities from time to time to the extent necessary or appropriate.

o At least once each year, the Board will consider and vote upon the committee members who will serve as chairs of such Board committees.

o The Board will form and delegate authority to committees when appropriate.

o At least once each year, the Board will review the performance of its committees.



                                      * * *



     In performing their responsibilities under this Policy, Board members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

o Officers or employees of the Company whom the Board members believe in good faith to be reliable and competent in the matters presented;

o Other persons as to matters which the Board believes in good faith to be within the professional or expert competence of such person; or

o Committees of the Board as to matters within such committees' designated authority which committees the Board believes in good faith to merit confidence.


                                       Appendix A-3

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (the "Committee") of TrustCo Bank Corp NY (the "Company") is appointed by the Board of Directors (the "Board") of the Company to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to assist the Board with respect to:

1. The adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial reports to the public.

2. The independence and performance of the Company's internal auditors and its external independent auditor ("Independent Auditor").

3.   The Company's compliance with legal and regulatory requirements.

Membership

The Committee shall be comprised of not less than three members of the Board.

All members of the Committee shall satisfy the experience and independence requirements of the Securities Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder, the Federal Deposit Insurance Corporation ("FDIC") pursuant to the Federal Deposit Insurance Corporation Improvement Act of 1991 and the rules and regulations thereunder, and the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD"). Each member shall be financially literate in accordance with the requirements of the NASD and the SEC, as determined by the Board in its business judgement and in accordance with applicable law and regulations.

Areas of Review

The Committee shall:

1. Review and approve the appointment, compensation, or termination of the Independent Auditor.

2. Evaluate the performance of the Independent Auditor and recommend that the Board either appoint or replace the Independent Auditor.

3. Meet with the Independent Auditor prior to the audit to review the planning for the engagement and the associated fees.

                                       Appendix B-1

4. Receive and discuss the reports from the Independent Auditor regarding the auditor's independence. 5. Approve in advance all engagements of the Independent Auditor to provide non-audit services.

5. Approve in advance all engagements of the Independent Auditor to provide non-audit services.

6. Discuss with the Independent Auditor the matters included in the Statement on Auditing Standards No. 61.

7. Obtain from the Independent Auditor the required disclosures regarding any material misstatement of the consolidated financial statements of the Company and to the extent that they come to their attention, any instances of fraud or illegal acts which are required to be disclosed in accordance with the Private Securities Litigation Reform Act of 1995.

8. Review with the Independent Auditor any problems or difficulties the auditor may have encountered and any management letter provided by the Independent Auditor and the Company's response to that letter. Such review should include:

          a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreements with management.

          b. Any significant changes required in the scope of the audit.

          c. Any significant recommendations concerning the internal audit program.

9. Review and discuss with management the audited financial statements, including major issues regarding accounting and auditing principles and practices as well as the adequacy of the internal controls that could significantly affect the Company's financial statements.

10.  Review  with  management  and the  Independent  Auditor  the effect of
     regulatory  and  accounting   initiatives  as  well  as  off-balance  sheet
     structures impacting the Company's consolidated financial statements.

11. Review with management the Company's quarterly consolidated financial statements and Form 10-Q filings including the results of the Independent Auditor's review.

12.  Review and recommend the internal audit program for Board approval.

13. Review the significant reports to the Committee prepared by the Internal Auditor and management's responses.

14.  Review the appointment of the Internal Auditor.


                                       Appendix B-2

15. Review with the Company's counsel or appropriate Company personnel legal matters that may have a material impact on the Company's financial statements, the Company's compliance policies, and any material reports or inquiries received from regulators or governmental agencies that have not been previously reviewed by the full Board.

16. Prepare any report required by the rules of the SEC or NASD to be included in the Company's annual proxy statement.

17. Review and assess, at least annually, the adequacy of this charter and recommend any proposed changes to the Board.

18.  Establish  procedures  for the  receipt,  retention  and  treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters (Exhibit 1).

19. Comply with the applicable rules and regulations of the NASD, SEC, FDIC and OTS regarding the membership and operation of an audit committee.

The forgoing shall be the common recurring activities of the Committee in carrying out its functions. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate in light of the circumstances. The Committee believes that its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders of the Company that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management of the Company and the Independent Auditor. It is not the responsibility of the Committee to conduct investigations or to assure compliance with laws and regulations of the Company's Code of Conduct.

Committee Structure and Operations

The Board must designate one member of the Committee as its chairperson. The Committee must meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Committee should periodically meet separately with management, the director of the Company's internal auditing department and the independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

                                       Appendix B-3

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

1. Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

2.    Compensation of any advisers employed by the Committee.

3. Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.


                                       Appendix B-4

                                    Exhibit 1

                              TRUSTCO BANK CORP NY
                      AUDIT COMMITTEE POLICY AND PROCEDURES
                                       FOR
                       RECEIPT AND TREATMENT OF COMPLAINTS
                                    REGARDING
                          ACCOUNTING AND AUDIT MATTERS

                      AS APPROVED BY THE BOARD OF DIRECTORS
                              ON FEBRUARY 17, 2004

I.       PURPOSE

     The Audit Committee (the "Committee") has adopted the following policy and corresponding procedures for the submission of complaints, including complaints of employees of TrustCo Bank Corp NY and its subsidiaries (collectively, "TrustCo"), regarding accounting, internal accounting controls and auditing matters. This policy is designed to ensure that all complaints are received, investigated and retained in a formalized, ethical, confidential and anonymous manner. Any employee of TrustCo may submit a good faith complaint regarding accounting, internal accounting controls or auditing matters in accordance with this policy without fear of dismissal or retaliation of any kind. TrustCo is committed to achieving compliance with all applicable accounting standards, internal accounting controls and audit practices.

     Complaints regarding questionable accounting, internal accounting controls or auditing matters include, without limitation, the following:

 . fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of TrustCo;

 . fraud or deliberate error in the recordation and maintenance of financial records of TrustCo;

 .   deficiencies  in  or  noncompliance  with  TrustCo's  internal   accounting
     controls;

 . misrepresentation or false statements to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of TrustCo; or

 .   deviation from full and fair reporting of TrustCo's financial condition.



II.      SUBMISSION OF COMPLAINTS

         Complaints regarding accounting, internal accounting controls or auditing matters may be submitted to the Committee as follows:

                                       Appendix B-5

o Submit a confidential memorandum to TrustCo's internal auditor at P.O. Box 627, Schenectady, NY 12301. In the memorandum, the complaining party should identify the subject of his or her complaint and the practices that are alleged to constitute improper accounting, internal accounting controls or auditing matters, providing as much detail as possible. The internal auditor will submit a copy of the memorandum to the chair of the Committee; then

o If the complaining party is not satisfied with the response to the complaint, the complaining party should submit a confidential memorandum to Barton A. Andreoli, Chairman of the Audit Committee, 5 Sarnowski Drive, Glenville, NY 12302. The memorandum should identify the subject of the complaint and the practices that are alleged to constitute improper accounting, internal accounting controls or auditing matters, providing as much detail as possible.

         Complaints may be submitted anonymously.

     Retaliation against any person who honestly and in good faith reports a complaint as described above regarding accounting, internal accounting controls or auditing matters, including illegal or unethical conduct, will not be tolerated and will be cause for discipline. A person may report retaliation by the same procedure described above for reporting complaints.



III.     REVIEW OF COMPLAINTS

     Upon receipt of a complaint, the internal auditor will direct such other persons as the Committee or the internal auditor determines to be appropriate to:

..    determine whether the complaint  actually pertains to accounting,  internal accounting controls or auditing matters;

..    acknowledge  receipt  of the  complaint  to  the  complaining  party,  when possible; and

..    summarize the complaint for presentation to the Committee.

     If the complaint is related to accounting, internal accounting controls or auditing matters, the Committee will oversee a review of the complaint by TrustCo's internal auditor, compliance officer or such other persons as the Committee determines to be appropriate. The complaint and the attendant review will be conducted in a confidential manner to the fullest extent possible. Upon completion of review of the complaint, the Committee shall determine the appropriate means of addressing the complaint and delegate that task to the appropriate member of senior management or take such other action as the Committee deems necessary or appropriate, including obtaining outside counsel or other advisors to assist the Committee.

     The internal auditor, compliance officer or such other person as the Committee determines to be appropriate, shall be available for follow-up inquiries from people submitting complaints.

                                       Appendix B-6

IV. RETENTION OF RECORDS REGARDING COMPLAINTS


     The internal auditor, at the direction of the Committee, shall maintain a record of all complaints, tracking their receipt, investigation and resolution and shall prepare a report annually summarizing any complaints received pursuant to this policy during the preceding fiscal year of TrustCo and any action taken on those complaints. The record and annual reports shall be maintained in a confidential file held by the internal auditor.



V.  DISCIPLINARY ACTION

     Nothing in this policy shall limit TrustCo, the Board of Directors of TrustCo or the Committee from taking such disciplinary action under TrustCo's Code of Conduct Manual or other applicable policies as may be appropriate with respect to any matter that is the subject of a complaint.



VI. REVIEW OF POLICY

     The Committee will review this policy and the corresponding procedures on a periodic basis.



                                    * * * * *











                                       Appendix B-7

                                   APPENDIX C.

              2004 TRUSTCO BANK CORP NY DIRECTORS STOCK OPTION PLAN


     WHEREAS, TrustCo Bank Corp NY desires to establish a stock option plan for its directors;

     NOW, THEREFORE, TrustCo Bank Corp NY does hereby establish the 2004 TrustCo Bank Corp NY Directors Stock Option Plan as follows:

SECTION 1:        PURPOSE OF THE PLAN

This Directors Stock Option Plan (the "Plan") has been established by TrustCo Bank Corp NY to advance the interest of stockholders and the Company by encouraging Directors to acquire a larger ownership in the Company. The resulting increased proprietary interest in the Company increases their incentive to continue active service as a Director and to oversee the success and growth of the Company.

SECTION 2:        DEFINITIONS
"Adoption         means the date this plan is duly adopted by the Board.
 Date"

"Board"           means the Company's Board of Directors.

"Code"            means the Internal Revenue Code of 1986, as amended.

"Committee"       means the Compensation Committee of the Board.

"Company"         means TrustCo Bank Corp NY.

"Director"        means a member of the Board of Directors of TrustCo Bank
                  Corp NY.

"Fair  Market     means the closing  price for shares of Company  common stock
 Value"           on  the applicable date as reported on The Nasdaq Stock
                  Market or such other system as may  supersede it, and, if no such price is reported for the day of grant, the Fair Market
                  Value shall be  determined by reference to such price on the next preceding day on which such price was reported.  If the
                  Stock  is  listed  on  an  established   stock  exchange  or
                  exchanges, the Fair Market Value shall be deemed to be the closing price for shares of Company common stock on the applicable date on such stock exchange or exchanges or, if no sale of Stock has been made on any stock exchange that day, the Fair Market Value shall be determined by reference to such price for the next preceding day on which a sale occurred. In the event that no such price is available, then the Fair Market Value shall be determined by the Committee in good faith. The purchase price shall be subject to adjustment only as provided in Section 15 of the Plan.

"Grant Date"      as used with  respect to a  particular  Option,
                  means the date as of which such Option is granted by the Committee pursuant to the Plan.

"Option" means the right, granted by the Committee pursuant to Section 7 of the Plan, to purchase shares of Stock.

"Optionee"        means the  Director  to which an Option is  granted by the
                  Committee pursuant to the Plan, except that employees of TrustCo Bank Corp NY or its subsidiaries, who are also
                  Directors, shall not be eligible to receive grants under this plan.

 "Plan" has the meaning set forth in the preamble hereto,and includes the Plan as it may be amended from time to time.

 "Stock"          means shares of the TrustCo Bank Corp NY common stock.

 "Total and
  Permanent       as applied to an Optionee,  means that the Optionee; (i) has
  Disability"     established to the satisfaction of the Committee
                  that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 22(e)(3) of the Code); and (ii) has satisfied any other requirement imposed by the Committee.

                                       Appendix C-1

SECTION 3:        PLAN ADMINISTRATION

The Plan shall be administered by a committee composed of three or more Directors who are appointed by the Board as the Board's Compensation Committee and who may be members of the committee appointed to administer the TrustCo Bank Corp NY Stock Option Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall elect one of the Committee's members as Chairman. The Committee shall hold meetings at such times and places as it may determine, subject to rules and to procedures not inconsistent with the provisions of the Plan. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. Acts reduced to or approved in writing by a majority of the members of the Committee then serving shall be the valid acts of the Committee. A member of the Committee shall be eligible to be granted Options under this Plan while a member of the Committee. The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan which have a sound, rational basis shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by the Board.

Any determination decision or action of the Committee provided for in the Plan may be made or taken by action of the Board if it so determines, with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Option granted under the Plan. The fact that a member of the Board shall at the time be, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive an Option shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor of or against any amendment or repeal of the Plan.

                                       Appendix C-2

SECTION 4:        PLAN EFFECTIVE DATE AND DURATION

This Plan is effective as of the Adoption Date, subject, however, to the Plan's approval by the Company's shareholders either on or before the Adoption Date of within the 12 month period following the Adoption Date. If shareholder approval is not so obtained, all Options granted under this Plan shall automatically be null and void, ab initio. No Option may be granted under this Plan at any date which is 10 years or more after the Adoption Date.

SECTION 5:        AMENDMENT OR TERMINATION OF THE PLAN

The Board may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of the shareholders of the Company, no amendment or modification shall be made by the Board which:

     (a) Increases the maximum number of shares as to which Options may be granted under the Plan;

     (b) Alters the method by which the Option price is determined;

     (c) Extends any Option for a period longer than 10 years after the Grant Date;

     (d)  Materially   modifies  the   requirements   as  to   eligibility   for
     participation in the Plan;

     (e) Amends Sections 9(a), 9(b), or 9(c) at intervals more frequently than once every six months except to the extent necessary to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; or

     (f) Alters this Section 5 so as to defeat its purpose.

Further, no amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

SECTION 6:        STOCK SUBJECT TO THE PLAN

     (a) The stock to be issued upon exercise of Options granted under the Plan shall be TrustCo Bank Corp NY Stock, which shall be made available, at the discretion of the Board, either from authorized but unissued Stock or from Stock acquired by the Company, including shares purchased in the open market. The aggregate number of shares of Stock which may be issued under or subject to Options granted under this Plan shall not exceed 200,000 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 15 of the Plan.

                                       Appendix C-3

     (b) In the event that any outstanding Option or portion thereof under the Plan for any reason expires or is terminated, the shares of Stock allocable to the unexercised portion of such Option may again be made subject to Option under the Plan.

SECTION 7:        GRANT OF OPTIONS

The Committee may from time to time, subject to the provisions of the Plan, grant Options to Directors to purchase shares of Stock allotted in accordance with Section 9. All Options granted under this Plan shall be "Nonqualified Stock Options" for purposes of the Code.

SECTION 8:        OPTION PRICE

The purchase price per share of each share of Stock which is subject to an Option shall be 100% of the Fair Market Value of a share of Stock on the date the Grant Date.

SECTION 9:        ELIGIBILITY OF OPTIONEES

     (a) Options on 2,000 shares of Stock shall be granted once each calendar year at a meeting of the Board of Directors held during such calendar year to each person who is then a Director of the Company, except that if Counsel to the Company determines in his sole discretion that on such date the Company is in possession of material non-public information concerning its affairs, such grant shall be delayed until the third day on which trading occurs following the public dissemination of such information or the date of an event which renders such information immaterial.

     (b) The Board may grant additional options to purchase a number of shares of Stock to be determined by the Board in recognition of services provided by a Director in his or her capacity as a Director, provided that such grants are exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended.

     (c) Subject to the terms of the Plan, and subject to review by the Board, the Committee shall have exclusive jurisdiction (i) to determine the dates on which, or the time periods during which, the Option may be exercised,
     (ii) to determine the purchase price of the shares subject to each Option in accordance with Section 8 of the Plan and (iii) to prescribe the form, which shall be consistent with the Plan, of the instrument evidencing any Options granted under the Plan.

     (d) Neither anything contained in the Plan or in any document under the Plan nor the grant of any Option under the Plan shall confer upon any Optionee any right to continue as a Director of the Company or limit in any respect the right of the Company shareholders to terminate the Optionee's directorship at any time and for any reason.

                                       Appendix C-4

SECTION 10:         NON-TRANSFERABILITY OF OPTIONS

No Option granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee the Option shall be exercisable only by such Optionee.

SECTION 11:         TERM AND EXERCISE OF OPTIONS

     (a) Each Option granted under the Plan shall terminate on the date which is 10 years after the Grant Date. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's service as a Director, except as provided in Sections 12 and 13 of the Plan.

     (b) A person electing to exercise an Option shall give written notice to the Company of such election and of the number of shares he or she has elected to purchase, in such forms as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price shall be paid in full in cash upon the exercise of the Option. Alternatively, in the Committee's sole discretion, an Optionee may exercise his or her Option (i) by tendering to the Company shares of Stock owned by him or her, based on that Stock's Fair Market Value at the date of exchange or (ii) via the simultaneous exercise of Stock Options and sale of the Stock acquired pursuant thereto and having a fair market value equal to the cash exercise price applicable to his or her Option, with the then fair market value of such stock to be determined in the same manner as provided in Section 8 of the Plan with respect to the determination of the fair market value of Stock on the date an Option is granted; provided, however, that no exercise will be permitted if the Company or the Committee concludes that the manner of such exercise would, or would reasonably be expected to, violate Section 402 of the Sarbanes-Oxley Act.

     (c) An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his or her Option until the date the stock certificate is issued evidencing ownership of the shares. No adjustments shall be made for dividends (ordinary or extraordinary), whether in cash, securities or other property, or distributions or other rights, for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15 hereof.

SECTION 12:         TERMINATION OF DIRECTORSHIP

If an Optionee's status as a Director ceases for any reason, any Option granted to him or her under the Plan shall terminate, and all rights under the Option shall cease, except:

     (a) In the case of a Stock Option held by an Optionee that is not subject to Total and Permanent Disability, such Stock Option shall terminate 18 months after the termination of the Optionee's status as Director.

     (b) In the case of a Stock Option held by an Optionee who is subject to Total and Permanent Disability, such Stock Option shall terminate upon its expiration date.

                                       Appendix C-5

     (c) In the case of the Optionee's death while serving as a director, such Stock Option shall terminate eighteen months after the date of death.

     (d) The foregoing notwithstanding, no Option shall be exercisable after its expiration date.

SECTION 13:         DEATH OF AN OPTIONEE

If an Optionee dies after ceasing to serve as a Director but within the period during which he or she could have exercised the Option under Section 12 of the Plan, then the Option may be exercised by the executors or administrators of the Optionee's estate, or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, within a period prescribed by the Committee after the Optionee's death, except that no Option shall be exercisable after its expiration date.

SECTION 14:         MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and grant new Options in substitution therefor. Without limiting the generality of the foregoing, the Committee may grant to an Optionee, if he or she is otherwise eligible and consents thereto, a new or modified Option in lieu of an outstanding Option for a number of shares, at an exercise price and for a term which are greater or lesser than under the earlier Option, or may do so by cancellation and regrant, amendment, substitution or otherwise, subject only to the general limitations and conditions of the Plan. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

SECTION 15:         CHANGES IN CAPITALIZATION

     (a) In the event that the shares of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, stock split, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c) below, there shall be substituted for or added to each share of stock of the Company which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of the Company shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

     (b) If there shall be any other change in the number or kind of the outstanding shares of the stock of the Company, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, and if the Board or the Committee (as the case may be), shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

                                       Appendix C-6

     (c) A dissolution or liquidation of the Company or a merger or a consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the same transaction assume and continue the option or substitute its own Options. In either event, the Board or the Committee (as the case may be) shall have the right to accelerate the time within which the Option may be exercised.

     (d) Fractional shares resulting from any adjustment in Options pursuant to this Section 15 may be settled as the Board or the Committee (as the case may be) shall determine.

     (e) To the extent that the foregoing adjustments relate to stock or securities of the Company such adjustments shall be made by the Committee, whose determination, which has a sound, rational basis, in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted.

     (f) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

SECTION 16:         LISTING AND REGISTRATION OF SHARES

     (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board or the Committee (as the case may be) shall determine in its discretion that the listing, registration or qualification of the shares of Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     (b) If a registration statement under the Securities Act of 1933 with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. The Company may place upon any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or other applicable law:

                                       Appendix C-7

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

SECTION 17:         MISCELLANEOUS

The Plan shall be administered in the State of New York and the validity, construction, interpretation, administration and effect of the Plan shall be determined solely in accordance with the laws of that State.



         IN WITNESS WHEREOF, the Company has caused this Amendment and Restatement of the Plan to be executed on this _____ day of __________, 2004.

                                    TRUSTCO BANK CORP NY



                                    By:
                                      -------------------------------------
                                    Title
                                      -------------------------------------









                                       Appendix C-8

                                   APPENDIX D

                             2004 STOCK OPTION PLAN


         WHEREAS, TrustCo Bank Corp NY (the "Company") desires to establish a stock option plan;

         NOW, THEREFORE, TrustCo Bank Corp NY does hereby establish the 2004 TrustCo Bank Corp NY Stock Option Plan as follows:

SECTION 1:                 PURPOSE
                           -------

     This 2004 TrustCo Bank Corp NY Stock Option Plan (the "Plan") has been established by TrustCo Bank Corp NY to advance the interests of the Company and its stockholders by providing to certain key employees an opportunity to acquire equity ownership in the Company and the incentive advantages inherent in that equity ownership.

SECTION 2:                 DEFINITIONS

     When capitalized and used in this Plan, each of the following terms or phrases has the indicated meaning, unless a different meaning is clearly implied by the content:

"Adoption Date"means the date this plan is duly adopted by the Board.

"Board"        means the Board of Directors of TrustCo Bank Corp NY.

"Code"         means the Internal Revenue Code of 1986, as amended.

"Committee"    means the Committee to be appointed by the Board
               from time to time and to consist of three or more members of the Board who have not been eligible to receive options under the Plan at any time within a period of one year immediately preceding the date of their appointment to such Committee.

"Company"      means TrustCo Bank Corp NY and its Subsidiaries.

"Disability"   means a Participant's termination of employment
               by the Company or a Participating Subsidiary by reason of his permanent and total disability, as defined in Code Section 22(e)(3).

"Eligible      means any executive or other key
Employee"      managerial employee of the Company or any
               Participating Subsidiary who has been designated by the Board as eligible to participate in the Plan and who is a full-time, salaried employee of the Company, provided he is so employed at the date any Stock Option is granted to him.

                                       Appendix D-1

"Fair          means the closing price for shares of Company  common stock
 Market        on the   applicable  date as reported  on The Nasdaq  Stock
 Value"        Market or such other   system as may  supersede it, and, if
               no such price is reported  for the day of grant,  the Fair Market
               Value shall be determined by reference to such price on the next preceding day on which such price was reported. If the Stock is listed on an established stock exchange or exchanges, the Fair
               Market Value shall be deemed to be the closing price for shares of Company common stock on the applicable date on such stock exchange or exchanges or, if no sale of Stock has been made on any stock exchange that day, the Fair Market Value shall be determined by reference to such price for the next preceding day on which a sale occurred. In the event that no such price is available, then the Fair Market Value shall be determined by the Committee in good faith. The purchase price shall be subject to adjustment only as provided in Section 9 of the Plan.

"Incentive     means an option granted to a Participant under this Plan to
 Stock         purchase the Stock, which Option" is designated as an
 Option"       Incentive Stock Option and which satisfies the requirements of Code ss.422, as amended.

"Nonqualified  means an option  granted to a Participant under this Plan
 Stock         to purchase the Stock and which is not an Incentive Stock Option.
 Option"

"Option        means the written agreement executed
 Agreement"    between the Participant and the Company
               evidencing the award of Stock Options under this Plan, as more particularly described in Section 7.

"Participant"  means any Eligible Employee who has been awarded any Stock Option(s) under this Plan and his heirs, legatees, or personal representatives who may succeed to his interests under any Option Agreement at his death.

"Participating means a Subsidiary some or all of
 Subsidiary"   whose employees have been designated as Eligible
               Employees by the Board.

"Plan" means the 2004 TrustCo Bank Corp NY Stock Option Plan as it may be amended from time to time.

"Shareholder-  means any Eligible Employee who at the time an
 Employee"     Incentive Stock Option is to be granted to him
               under this Plan owns (within the meaning of Code
               Section 422(b)(6) and (c)(5)) more than 10% of the combined voting power of all classes of the Stock.

"Stock"        means shares of the common stock of TrustCo Bank
               Corp NY, which may be either authorized but unissued shares or treasury shares.

                                       Appendix D-2

"Stock         means a right, granted to a Participant concurrently with
 Appreciation  the grant of a Nonqualified  Stock Option, to receive a
 Right"        cash payment from the Company upon the partial or complete cancellation of that option by a Participant.
               Each Option Agreement may provide that the Participant may from time to time elect to cancel all or any portion of the Option then subject to exercise, in which event the Company's obligation in respect of such Option may be discharged by payment to the Participant of an amount in cash equal to the excess, if any, of the Fair Market Value at the time of cancellation of the shares subject to the Option or the portion thereof so cancelled, over the aggregate purchase price for such shares as set forth in the Option Agreement. In the event of such a cancellation, the number of shares as to which such Option was cancelled shall not become available for use under the Plan.

"Stock Option" or "Option" means a right granted under
               this Plan to purchase Stock, including a Nonqualified Stock Option or an Incentive Stock
               Option.

"Subsidiary"   means a corporation of which stock possessing
               50% or more of the total combined voting power of all classes of its stock entitled to vote generally in the election of directors is owned in the aggregate by TrustCo Bank Corp NY directly or indirectly through one or more
               Subsidiaries.


SECTION 3:                 PLAN ADMINISTRATION

     The Plan is to be administered by the Committee except as otherwise provided in the Plan. Subject to all other Plan provisions, the Committee is expressly empowered to:

     1. select the Eligible Employees who are to receive Stock Options and Stock Appreciation Rights under this Plan from time to time and grant those Options and Stock Appreciation Rights;

     2. determine the time(s) at which Stock Options and Stock Appreciation Rights are to be granted;

     3. determine the number of shares of Stock to be subject to a Stock Option granted to any Participant;

     4. determine the option price and term of each Stock Option granted under this Plan (including whether it is to be an Incentive Stock Option or Nonqualified Stock Option) and all other terms and conditions to be included in the Option Agreement relating to any Stock Options under this Plan;

                                       Appendix D-3

     5. determine the duration and purposes of leaves of absence which may be granted to a Participant without constituting a termination of employment or service for purposes of the Plan;

     6. determine all matters of interpretation of the Plan and any Option Agreement, and the Committee's decisions shall have a sound, rational basis;

     7. determine, in its sole discretion, whether (i) the Company is to accept Stock previously acquired by a Participant as payment of the option price for Stock Options granted under this Plan or (ii) the Company will permit payment via the simultaneous exercise of Stock Options and sale of the Stock acquired pursuant thereto; provided, however, that no exercise will be permitted if the Company or the Committee concludes that the manner of such exercise would, or would reasonably be expected to, violate Section 402 of the Sarbanes-Oxley Act;

     8. prescribe, amend and rescind all rules and regulations relating to the Plan and its operations;

     9. in the event of the Company's or a Participating Subsidiary's merger, consolidation, dissolution or liquidation, accelerate the exercise date and expiration date for any unexercised Stock Options then outstanding; and

     10. make all other determinations and decisions and take all further actions deemed necessary or advisable for the Plan's administration.

     Notwithstanding any conflicting Plan provision, the Board reserves the right, by written resolution duly adopted by the Board, to terminate from time to time any and all powers delegated to the Committee by the express Plan provisions and, in that event, those Committee powers so terminated by the Board shall revert to and be fully exercisable by the Board to the same extent as they were exercisable by the Committee, provided that no termination of the Committee's powers shall be retroactively effective. Any termination of the Committee's powers under this Plan shall not be deemed a Plan amendment. No Committee or Board member may participate in the decision to award any Stock Option or Stock Appreciation Right under this Plan to himself. Neither the Board nor the Committee may, without the Participant's consent, change the terms and conditions of any Option Agreement after its execution, except to the extent that the Agreement may, by its terms, be so amended.

SECTION 4:                 PLAN EFFECTIVE DATE AND DURATION

     This Plan is effective as of the Adoption Date, subject, however, to the Plan's approval by the Company's shareholders either on or before the Adoption Date or within the 12-month period following the Adoption Date. If shareholder approval is not so obtained, all Stock Options, Stock Appreciation Rights and Option Agreements granted under this Plan shall automatically be null and void, ab initio. No Stock Option may be granted under this Plan at any date which is 10 years or more after the Adoption Date.

                                       Appendix D-4

SECTION 5:                 AMENDMENTS AND TERMINATIONS

     This Plan may be amended, suspended, terminated or reinstated, in whole or in part, at any time by the Board; provided, however, that without the approval of the Company's stockholders, the Board may not:

     1. except as provided in Section 9, increase the number of shares of Stock subject to Stock Options issued under this Plan;

     2. extend the maximum period during which a Stock Option may be exercised;

     3. extend the maximum period during which Incentive Stock Options may be granted under this Plan; or

     4. change the class of Eligible Employees.

SECTION 6:                 SHARES SUBJECT TO THE PLAN

     1. The total number of shares available for grants of Stock Options under this Plan is 2,000,000 subject to the adjustments under Section 9. The shares may be either authorized but unissued shares or treasury shares. If a Stock Option or a portion thereof expires or terminates for any reason without being exercised in full, the unpurchased shares covered by the Option are to be available for future Stock Option grants under this Plan.

     2. The maximum aggregate number of shares of Stock with respect to which Stock Options may be granted in any one fiscal year to any single Employee shall be 500,000.

SECTION 7:                 GRANTS OF OPTIONS

     1. Nonqualified Stock Options may be granted to any Eligible Employee, at the time(s) and upon such terms and conditions as may be selected by the Committee. At the time of grant of a Nonqualified Stock Option, the Committee may, in its discretion, also grant to the Eligible Employee Stock Appreciation Rights for the total number of shares subject to that Option. The grant of a Nonqualified Stock Option and, if appropriate, Stock Appreciation Rights shall be evidenced by an Option Agreement between the Eligible Employee and the Company containing any terms and conditions specified by the Committee, but including the terms described in Section 8.

     2. Incentive Stock Options may be granted to any Eligible Employee, at the time(s) and upon such terms and condition as may be selected by the Committee, subject, nevertheless to the following:

          (a) To the extent the aggregate Fair Market Value, determined at the time the Incentive Stock Option is granted, of the shares with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year (under all stock option plans of the Company and its Subsidiaries to which the provisions of
          Section 422 of the Code apply) exceeds $100,000, such Option shall be treated as a Nonqualified Stock Option.

                                       Appendix D-5

          (b) The grant shall be evidenced by an Option Agreement between the Company and the Eligible Employee containing any terms and conditions specified by the Committee, except that those terms and conditions must conform with Section 8 and must be consistent with the requirements for an "incentive stock option" as described in Code
          Section 422(b).

SECTION 8:                 TERMS OF OPTIONS AGREEMENT

     All Option Agreements issued under this Plan must include terms that are consistent with the following:

     1. The Participant shall be entitled to purchase the number of shares subject to the Stock Option, upon his exercise of that Option, at a price no less than 100% of the Stock's Fair Market Value at the date of the grant; provided, however, that in the case of an Incentive Stock Option granted to a Shareholder-Employee, the option price is to be no less than 110% of that Fair Market Value.

     2. At the option's exercise, the option price may be paid in cash or cash equivalent-that is, by certified check, bank draft or postal or express money orders made payable to the Company's order in U.S. dollars. Alternatively, in the Committee's sole discretion, the option price may be paid, in whole or in part, by the Participant's exchange of Stock previously acquired by him, based on that Stock's Fair Market Value at the date of exchange or via the simultaneous exercise of Stock Options and sale of the Stock acquired pursuant thereto; provided, however, that no exercise will be permitted if the Company or the Committee concludes that the manner of such exercise would, or would reasonably be expected to, violate Section 402 of the Sarbanes-Oxley Act. However, no Stock may be accepted in payment of the option price upon exercise of an Incentive Stock Option, if that Stock was acquired by the Participant's previous exercise of an Incentive Stock Option unless that Stock has been held by the Participant for more than two years after the date that previous Option was granted and more than one year after the date that previous Option was exercised.

     3. The Option may not be exercisable after the earlier of the following dates:

          (a) If (i) the Option is an Incentive Stock Option but the Participant is not a Shareholder-Employee at the date of grant, or (ii) the Option is not an Incentive Stock Option, the date 10 years after the date of grant;

          (b) If the Participant is a Shareholder-Employee at the date of grant and the Option is an Incentive Stock Option, the date five years after the date of grant;

          (c) If the Participant's employment terminates for reasons other than his death or Disability or retirement, the date three months after the date his employment terminates;

          (d) If the Participant terminates employment as a result of Disability or retirement, the date described in Item 3(a) or 3(b), whichever is applicable;

                                       Appendix D-6

          (e) If the Participant dies, the date prescribed by the Committee, except that no Option shall be exercisable after the date described in
          Item 3(a) or 3(b) of Section 8, whichever is applicable.


If the Option is an Incentive Stock Option and the Participant's employment terminates due to Disability or retirement, the tax treatment available pursuant to Code Section 422 upon the exercise of an Incentive Stock Option will not be available to a Participant who exercises any Incentive Stock Option more than
(a) three months after the date of the termination of employment due to retirement or (b) twelve months after the date of termination of employment due to Disability. If the Option is an Incentive Stock Option and the Participant dies, the tax treatment available pursuant to Code Section 422 upon the exercise of an Incentive Stock Option will not be available to the Participant's estate or any person who acquires the Option by bequest or inheritance or by reason of the death of the Participant unless the Participant was eligible for such tax treatment at the time of his death.

     Notwithstanding the foregoing, the Committee, in its discretion, may further limit the period during which all or any portion of a Stock Option may be exercised and may accelerate the time at which an Option maybe exercised.

     4. Acceleration and the immediate right to exercise options in full will occur upon a Change in Control of the Company, which is defined to include any one or more the following:

          o (a) any individual, corporation (other than TrustCo Bank Corp NY or Trustco Bank hereinafter collectively referred to as the "Companies"), partnership, trust, association, pool, syndicate, or any other entity or group of persons acting in concert becomes the beneficial owner, as that concept is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, of securities of either of the Companies possessing 20% or more of the voting power for the election of directors of either of the Companies; or

          o (b) there shall be consummated any consolidation, merger or other business combination involving either of the Companies or the securities of either of the Companies in which holders of voting securities immediately prior to such consummation own, as a group, immediately after such consummation, voting securities of either of the Companies (or, if either of the Companies does not survive such transaction, voting securities of the entity or entities surviving such transaction) having 60% or less of the total voting power in an election of directors of either of the Companies (or such other surviving entity or entities); or

          o (c) during any period of two consecutive years, individuals who at the beginning of such period constitute the directors of either of the Companies cease for any reason to constitute at least a majority thereof unless the election, or nomination for election by either of the Companies' shareholders, of each new director of either of the Companies was approved by a vote of at least two-thirds of the directors of either of the Companies then still in office who were directors of either of the Companies at the beginning of any such period; or

                                       Appendix D-7

          o (d) removal by the stockholders of all or any of the incumbent directors of either of the Companies other than a removal for cause; or

          o (e) there shall be consummated at any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of either of the Companies to a party which is not controlled by or under common control with either of the Companies; or

          o (f) an announcement of any of the events described in paragraphs (a) through (e) above, including but not limited to a press release, public statement or filing with federal or state regulators.

     Upon exercise of an Option during the 30-day period prior to the anticipated date of consummation of a Change in Control, the Participant exercising the Option may, in lieu of the receipt of Stock upon the exercise of the Option, elect by written notice to the Company to receive an amount in cash equal to the excess of the aggregate Value (as defined below) of the shares of Stock covered by the Option or portion thereof surrendered determined on the date the Option is exercised, over the aggregate exercise price of the Option (such excess is referred to herein as the "Aggregate Spread") which amount, in the event of a Change in Control as described in (f) above, will be paid no later than 15 days prior to the date of consummation of such Change in Control and such election may be revoked up to that date; provided, however, and notwithstanding any other provision of this Plan, if the end of such 30-day period prior to the anticipated date of consummation of a Change in Control is within six months of the date of grant of an Option held by a Participant who is an officer of the Company (for purposes of Section 16(b) of the Exchange Act), such Option shall be canceled in exchange for a cash payment to the Participant equal to the Aggregate Spread on the day which is six months and one day after the date of grant of such Option. As used in this Section 12(a)(iii) the term "Value" means the higher of (i) the highest Fair Market Value during the 30-day period prior to the anticipated date of consummation of a Change in Control, and
(ii) if the Change in Control is the result of a transaction or series of transactions described in paragraphs (a) or (b) above, the highest price per share of the Stock paid in such transaction or series of transactions (which in the case of paragraph (b) shall be the highest price per share of the Stock as reflected in a Schedule 13D by the person having made the acquisition). In the event a payment is made to a Participant as the result of an announcement constituting a Change in Control and the transaction described in such announcement is not consummated, such payment shall be promptly repaid to the Company. In the event of repayment, the Company will pay each Participant a "tax gross-up payment" in respect of any taxes incurred by the Participant with respect to the amount that has been repaid. For purposes of this Section, the term "tax gross-up payment" means an amount such that, after the payment of taxes on such tax gross-up payment, there remains a balance sufficient to pay the taxes being reimbursed. For purposes of this Section, the term "taxes" includes taxes, penalties and interest imposed by any taxing authority.

                                       Appendix D-8

     5. The Stock Option(s) and any related Stock Appreciation Rights may be exercised during such Participant's lifetime, only by the Participant and, after his death, only by his heirs legatees or personal representatives who succeed to his interest under the Option Agreement. The Option Agreement, the Stock Options and the Stock Appreciation Rights issued under this Plan shall not be transferable by the Participant other than by will or by the laws of descent and distribution; provided, however, in addition to non-transferable Stock Options, the Committee may grant Nonqualified Stock Options that are transferable, without payment of consideration, to (i) revocable trusts for the benefit of immediate family members which qualify as grantor trusts for Federal income tax purposes, (ii) by gift to immediate family members, and (iii) to partnerships whose only partners are immediate family members. The Committee may also amend outstanding Nonqualified Stock Options to provide for such transferability. Notwithstanding the foregoing, in the event that a transferable Nonqualified Stock Option is transferred as permitted herein, such Nonqualified Stock Option(s) may be exercised by such transferee. The transferee of a transferable Nonqualified Stock Option is subject to all conditions applicable to the transferable Nonqualified Stock Option prior to its transfer.

     6. To the extent the aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporation) exceeds $100,000, such Option shall be treated as a Nonqualified Stock Option.

     7. If a Participant's employment terminates by his death, Disability or retirement, the exercise of each Option shall accelerate and become exercisable in full upon such termination, and shall remain exercisable throughout the period permitted for exercise as described in Item 3 of this Section 8.

     8. If a Participant dies during the period which he or she could have exercised an Option under Item 3 of Section 8 of the Plan, then the Option may be exercised by the executors or administrators of the Participant's estate, or by any person or persons who may have acquired the Option, directly from the Participant by bequest or inheritance within a period prescribed by the Committee after the Participant's death, except that no Option shall be exercisable after its expiration date as defined in Item 3(a) or 3(b) of Section 8, whichever is applicable.

SECTION 9:                 RECAPITALIZATION

     The number of shares of Stock subject to this Plan, the number of shares of Stock covered by each outstanding Option (and any corresponding Stock Appreciation Rights), and the price per share in each Option, are to be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Company's common stock) or any other increase or decrease in the number of those shares effected without receipt of consideration by the Company.

                                       Appendix D-9

     Subject to any required action by the Stockholders if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Stock Option (and any corresponding Stock Appreciation Rights) shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to that Option would have been entitled. A dissolution or liquidation of the Company, a proposed sale of substantially all of the assets of the Company, or a merger or consolidation in which the Company is not the surviving entity, shall cause each outstanding Option (and any corresponding stock Appreciation Rights) to terminate as of a date to be fixed by the Board; provided that no less than 30 days written notice of the date so fixed shall be given to each Optionee, and each Optionee shall have the right, during the period of 30 days preceding such termination, to exercise his option as to all or any part of the shares covered thereby, including shares as to which such option would not otherwise be exercisable, unless the parties to the transaction agree to substitute or assume the options.

     The foregoing adjustments shall be made by the Committee. Fractional shares resulting from any adjustment in options pursuant to this Section 9 may be settled as the Committee or the Board (as the case may be) shall determine.

SECTION 10:                GOVERNMENT AND OTHER REGULATIONS

     No Option shall be exercisable, no Stock shall be issued, no certificate for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations. The Company shall have the right to rely on the opinion of its counsel as to such compliance. Any share certificate issued to evidence Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

SECTION 11:                INDEMNIFICATION OF COMMITTEE

     In addition to such other rights of indemnification that they may have as officers or directors, the Committee members shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the Plan's administration and the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reasons of any action taken or failure to act under or in connection with the Plan or any Option or Stock Appreciation Right granted thereunder. The Committee members are also to be indemnified against all amounts paid by them in settlement thereof (provided that settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his/her duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                                       Appendix D-10

SECTION 12:                MISCELLANEOUS

     The adoption of this Plan, its operation, or any documents describing or referring to this Plan (or any part thereof) shall not confer upon any employee any right to continue in the employ of the Company or in any way affect any right and power of the Company to terminate the employment of any employee at any time with or without assigning a reason thereof.

     This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under the Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations which may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

SECTION 13:                WITHHOLDING

     The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Stock Option. The recipient may elect, subject to approval by the Committee, to have shares of Stock withheld by the Company in satisfaction of such taxes, or to deliver other shares of stock owned by the recipient in satisfaction of such taxes. The number of shares to be withheld or delivered shall be calculated by reference to the Fair Market of the appropriate class or series of Stock on the date that such taxes are determined.

     The Plan shall be administered in the State of New York and the validity, construction, interpretation, administration and effect of the Plan shall be determined solely in accordance with the laws of that State.

     IN WITNESS WHEREOF, the Company has caused this Plan to be adopted on this _____ day of __________, 2004.

                                    TRUSTCO BANK CORP NY



                                    By:
                                      -------------------
                                    Title
                                      -------------------






                                       Appendix D-11

                                   APPENDIX E.

                    Article VI - CERTIFICATE OF INCORPORATION

                     Directors; Election and Classification


The following is the text of Article VI of TrustCo's Amended and Restated Certificate of Incorporation, as currently in effect:

     6. The entire Board of Directors, consisting of not less than seven (7) members and not more than twenty (20) members, shall be divided into three
     (3) classes of not less than two (2) members each, which classes are hereby designated as Class A, Class B and Class C. The number of directors of Class A shall equal one-third (1/3) of the total number of directors as determined in the manner provided in the Bylaws (with any fractional remainder to count as one); the number of directors of Class B shall equal one-third (1/3) of said total number of directors (or the nearest whole number thereto); and the number of Directors in Class C shall equal said total number of directors minus the aggregate number of Directors in Classes A and B. At the election of the first Board of Directors, the class of each of the members then elected shall be designated. The term of office of each member then designated as a Class A director shall expire at the annual meeting of shareholders next ensuing, that of each member then designated as a Class B director at the annual meeting of shareholders one year thereafter, and that of each member then designated as a Class C director at the annual meeting of shareholders two years thereafter. At each annual meeting of shareholders held after the election and classification of the first Board of Directors, directors to succeed those whose terms expire at such annual meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of shareholders and until their respective successors are elected and have qualified or until their respective earlier displacement from office by resignation, removal or otherwise.

     The Board of Directors of the Corporation shall have the authority to establish from time to time the exact number of directors, as shall be set forth in resolutions that may be adopted by the Board of Directors.


The following is the text of Article VI of TrustCo's Amended and Restated Certificate of Incorporation, as proposed to be amended:

     6. The entire Board of Directors, consisting of not less than five (5) members and not more than fifteen (15) members, shall be divided into three
     (3) classes of not less than two (2) members each, which classes are hereby designated as Class A, Class B and Class C. The number of directors of Class A shall equal one-third (1/3) of the total number of directors as determined in the manner provided in the Bylaws (with any fractional remainder to count as one); the number of directors of Class B shall equal one-third (1/3) of said total number of directors (or the nearest whole number thereto); and the number of Directors in Class C shall equal said total number of directors minus the aggregate number of Directors in Classes A and B. At the election of the first Board of Directors, the class of each of the members then elected shall be designated. The term of office of each member then designated as a Class A director shall expire at the annual meeting of shareholders next ensuing, that of each member then designated as a Class B director at the annual meeting of shareholders one year thereafter, and that of each member then designated as a Class C director at the annual meeting of shareholders two years thereafter. At each annual meeting of shareholders held after the election and classification of the first Board of Directors, directors to succeed those whose terms expire at such annual meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of shareholders and until their respective successors are elected and have qualified or until their respective earlier displacement from office by resignation, removal or otherwise.

                                       Appendix E-1

     The Board of Directors of the Corporation shall have the authority to establish from time to time the exact number of directors, as shall be set forth in resolutions that may be adopted by the Board of Directors.
























                                       Appendix E-2

APPENDIX F

                              TRUSTCO BANK CORP NY
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2004


The Board of Directors recommends a vote "FOR" proposals 1 through 5 below.

1 a. Election of Joseph A. Lucarelli and Robert A. McCormick as directors for three-year terms.

[ ] FOR ALL
[ ] WITHHELD FOR ALL
[ ] FOR ALL EXCEPT the following nominees:___________________________

1 b. Election of Anthony J. Marinello, M.D.; Ph.D. for one-year term.

[ ] FOR
[ ] WITHHELD

2. Adoption of the 2004 TrustCo Bank Corp NY Directors Stock Option Plan.

[ ] FOR
[ ] WITHELD
[ ] ABSTAIN

3. Adoption of the 2004 TrustCo Bank Corp NY Stock Option Plan.

[ ] FOR
[ ] WITHELD
[ ] ABSTAIN

4. Adoption of an amendment to TrustCo's Amended and Restated Certificate of Incorporation to change the minimum and maximum numbers of directors.

[ ] FOR
[ ] WITHELD
[ ] ABSTAIN

5. Ratification of the Appointment of KPMG LLP as Independent Auditors for 2004.

[ ] FOR
[ ] WITHELD
[ ] ABSTAIN

SPECIAL NOTES
  [ ] I plan to attend meeting.     [ ] I plan to bring a guest.
  [ ] Comments on reverse side
SIGNATURES_________________________________DATE_______________, 2004

Please sign and date this proxy card exactly as your name(s) appears above and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRUSTCO BANK CORP NY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE GLEN SANDERS MANSION, ONE GLEN AVENUE, SCOTIA, NEW YORK 12302, ON MAY 17, 2004.

The undersigned hereby appoints M.Norman Brickman and William F. Terry, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of common stock of TrustCo Bank Corp NY which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR ALL THE NOMINEES LISTED IN PROPOSAL 1A AND 1B AND FOR PROPOSALS 2,3,4,AND 5 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please sign and date this proxy card on the reverse side and mail promptly in the enclosed postage-paid envelope. If you do not sign and return a proxy or attend the meeting and vote by ballot, your shares cannot be counted.

Comments:______________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

(If you have written in the above space, please mark the "Comments" box on the oher side of this card.)



                                      ###